UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

6200 The Corners Parkway

Norcross, Georgia 30092-3365

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

AND INTERNET AVAILABILITY OF PROXY MATERIALS

Dear Stockholder:

On Wednesday, July 18, 2012, we will hold our 2012 annual meeting of stockholders at the Atlanta Athletic Club, 1930 Bobby Jones Drive, Johns Creek, Georgia 30097. The meeting will begin at 1:30 p.m. Directions to the 2012 annual meeting of stockholders can be obtained by calling our Client Services department at 1-800-557-4830.

We are holding this meeting to:

1.	Elect nine directors to hold office for one-year terms expiring in 2013.

The board of directors recommends a vote FOR each nominee.

2.	Approve an amendment and restatement of our charter.

The board of directors recommends a vote FOR the proposal.

3.	Permit our board of directors to adjourn the annual meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.

The board of directors recommends a vote FOR the proposal.

4.	Attend to other business properly presented at the meeting.

Your board of directors has selected April 22, 2012 as the record date for determining stockholders entitled to vote at the meeting.

This proxy statement and proxy card are being mailed to you on or about May 7, 2012. Our 2011 Annual Report to stockholders, which is not part of this proxy soliciting material, has been mailed to each of our stockholders of record as of the close of business on April 22, 2012.

Whether or not you plan to attend the meeting and vote in person, we urge you to have your vote recorded as early as possible. Stockholders have the following three options for submitting their votes by proxy:

(1)	over the Internet, using the control number shown on the enclosed proxy card;

(2)	by telephone, using the control number shown on the enclosed proxy card; or

(3)	by mail, using the enclosed proxy card.

Because we are a widely held REIT with more than 130,000 recordholders, your vote is very important! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 18, 2012:

Our Proxy Statement, Form of Proxy Card and 2011 Annual Report to stockholders are also available at http://www.wellsreitII.com/proxy

By Order of the Board of Directors

Leo F. Wells, III

Chairman

Atlanta, Georgia

May 7, 2012

QUESTIONS AND ANSWERS

We are providing you with this proxy statement, which contains information about the items to be voted on at our annual stockholders meeting. To make this information easier to understand, we have presented some of the information in a question-and-answer format.

Q:	Why did you send me this proxy statement?

A:	We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares at the 2012 annual stockholders meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting.

Q:	What is a proxy?

A:	A proxy is a person who votes the shares of stock of another person who cannot attend a meeting in person. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, you are giving your permission to vote your shares of common stock at the annual meeting. The people who will vote your shares of common stock at the annual meeting are E. Nelson Mills, Douglas P. Williams, or Randall D. Fretz, each of whom are our officers. They will vote your shares of common stock as you instruct, unless you return the proxy card and give no instructions. In this case, unless you later instruct otherwise, they will vote FOR all of the director nominees, FOR the proposal to amend and restate our charter, and FOR the proposal to adjourn the annual meeting to solicit additional proxies if necessary. With respect to any other proposals to be voted on, they will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. They will not vote your shares of common stock if you do not return the enclosed proxy card. This is why it is important for you to return the proxy card to us (or vote by proxy via Internet or by telephone) as soon as possible whether or not you plan on attending the meeting in person.

Q:	When is the annual meeting and where will it be held?

A:	The annual meeting will be held on Wednesday, July 18, 2012, at 1:30 p.m. at the Atlanta Athletic Club, 1930 Bobby Jones Drive, Johns Creek, Georgia 30097. Directions to the 2012 annual meeting of stockholders can be obtained by calling our Client Services department at 1-800-557-4830.

Q:	How many shares of common stock are outstanding?

A:	As of April 22, 2012, there were 546,877,508.5 shares of our common stock issued and outstanding.

Q:	What is a “broker non-vote”?

A:	A “broker non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a non-routine proposal because (1) the broker has not received voting instructions on the proposal from the beneficial owner, and (2) the subject matter of the proposal is one upon which such broker is not permitted under New York Stock Exchange (“NYSE”) rules to vote uninstructed shares in its discretion.

Q:	What is a “quorum”?

A:	A “quorum” consists of the presence in person or by proxy of stockholders holding a majority of the outstanding shares. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. If you submit a properly executed proxy card, even if you abstain from voting or your proxy card is submitted as a broker non-vote, then your shares will be counted toward the presence of a quorum.

Q:	What may I vote on?

A:	You may vote on the election of nominees to serve on the board of directors, the amendment and restatement of our charter, the adjournment of our annual meeting to solicit additional proxies if necessary, and on any other proposal to be voted on.

Q:	How does the board of directors recommend I vote on each proposal?

A:	The board of directors recommends a vote FOR each of the nominees for election as director who are named as such in this proxy statement, a vote FOR the proposal to amend and restate our charter, and a vote FOR the proposal to adjourn the annual meeting to solicit additional proxies if necessary.

Q:	Who is entitled to vote?

A:	Anyone who owned our common stock at the close of business on April 22, 2012, the record date, is entitled to vote at the annual meeting. Every stockholder is entitled to one vote for each share of common stock held, including fractional shares.

Q:	How do I vote?

A:	You may vote your shares of common stock either in person or by proxy. Whether or not you plan to attend the meeting and vote in person, we urge you to have your proxy vote recorded in advance of the meeting. Stockholders have the following three options for submitting their votes by proxy: (1) over the Internet, using the unique control number found on the enclosed proxy card; (2) by telephone, using the unique control number found on the enclosed proxy card; or (3) by mail, using the enclosed proxy card. If you have Internet access, we encourage you to vote by proxy via the Internet. It is convenient and it saves us significant postage and processing costs. In addition, when you vote by proxy via the Internet or by phone prior to the meeting date, your proxy vote is recorded immediately and there is no risk that postal delays will cause your proxy vote to arrive late and, therefore, not be counted. For further instructions on voting, see your enclosed proxy card in this proxy statement. If you attend the annual meeting, you also may submit your vote in person, and any previous proxy votes that you submitted, whether by Internet, phone, or mail, will be superseded by the vote that you cast at the annual meeting. If you return your signed proxy card, your shares will be voted as you instruct, unless you give no instructions with respect to one or more of the proposals. In this case, unless you later instruct otherwise, your shares of common stock will be voted “FOR” the nominees for director, “FOR” the proposal to amend and restate our charter, and “FOR” the proposal to adjourn the annual meeting to solicit additional proxies if necessary. With respect to any other proposals to be voted on, your shares of common stock will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of Messrs. Mills, Williams, or Fretz.

Q:	What if I vote by proxy and then change my mind?

A:	You have the right to revoke your proxy at any time before the meeting by:

(1)	notifying Douglas P. Williams, our Secretary;

(2)	attending the meeting and voting in person;

(3)	returning another proxy card, dated after your first proxy card, provided we receive the second proxy card before the annual meeting date; or

(4)	recasting your proxy vote on the proxy voting Web site or by telephone. Only the most recent proxy vote will be counted, and all others will be discarded regardless of the method of voting.

Q:	Will my vote make a difference?

A:	Yes. As discussed below, your vote could affect the composition of our board of directors, whether our charter is amended and restated so it conforms with the charters of other listed REITs organized in Maryland, and whether we adjourn the annual meeting to solicit additional proxies in favor of the foregoing proposals if we have insufficient votes in favor of the proposals. Moreover, your presence by proxy or in person is needed to ensure that the proposals can be acted upon. Because we are a widely held REIT (with more than 130,000 recordholders), YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:	What are the voting requirements to elect the board of directors?

A:	Under our charter, a plurality of the votes cast is required for the election of the directors. This means that the director nominee with the most votes for a particular board seat is elected for that seat. Because the number of nominees does not exceed the number of board seats, a nominee need only receive a single “for” vote to be elected. Abstentions, “withhold” votes and broker non-votes should have no effect on the outcome of the election, but they will count toward the establishment of a quorum.

However, in order to enhance your ability to influence the composition of the board of directors in an uncontested election such as this, we have adopted a policy requiring each of the nominees to agree to offer to resign should he receive fewer “for” votes than “withhold” votes. If a director must offer to resign because of “withhold” vote totals, a committee of all of our independent directors (the “Conflicts Committee”) must accept or reject the offer of resignation within 90 days following certification of the stockholder vote. If the Conflicts Committee accepts the offer, then the resignation will be effective upon acceptance. If the Conflicts Committee rejects the offer, it must publicly disclose its reasons for doing so. The offer of resignation also may be accepted at a stockholder meeting duly called for the express purpose of accepting such resignation and electing a successor to fill the vacancy created thereby. More details of this policy are set out under “Proposal 1. Election of Directors.” The policy is set forth in our Corporate Governance Guidelines, a copy of which is available on our Web site at www.wellsreitII.com. Proxies received will be voted FOR each nominee for director unless stockholders designate otherwise.

Q:	What are the voting requirements to approve the proposal to amend and restate the charter?

A:	Approval of the proposal to amend and restate our charter requires the affirmative vote of the holders of at least a majority of our outstanding shares of common stock entitled to vote thereon. Abstentions and broker nonvotes will have the same effect as votes against the proposal to amend and restate our charter. Proxies received will be voted FOR the proposal to amend and restate our charter unless stockholders designate otherwise.

Q:	What are the voting requirements to approve the proposal to adjourn the annual meeting to solicit additional proxies if necessary?

A:	Approval of the proposal to adjourn the annual meeting to solicit additional proxies if necessary requires the affirmative vote of the holders of at least a majority of the votes cast thereon. You may vote for or against or abstain on the proposal. Abstentions and broker non-votes will not have an effect on the proposal to adjourn the annual meeting to solicit additional proxies if necessary. Proxies received will be voted FOR the proposal to adjourn the annual meeting to solicit additional proxies if necessary unless stockholders designate otherwise.

Q:	How will voting on any other business be conducted?

A:	Although we do not know of any business to be considered at the annual meeting other than the election of directors, the proposal to amend and restate our charter, and the proposal to adjourn the annual meeting to solicit additional proxies if necessary, if any other business is properly presented at the annual meeting, your signed proxy card gives authority to E. Nelson Mills, our President; Douglas P. Williams, our Executive Vice President and Secretary; and Randall D. Fretz, our Senior Vice President; and each of them, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:	When are the stockholder proposals for the next annual meeting of stockholders due?

A:	Stockholders interested in nominating a person as a director or presenting any other business for consideration at our annual meeting of stockholders in 2013 may do so by following the procedures prescribed in Section 2.12 of our Bylaws and in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for presentation to and action by the stockholders at the 2013 annual meeting, director nominations and other stockholder proposals must be received by Douglas P. Williams, our Secretary, no later than March 23, 2013. To also be eligible for inclusion in our proxy statement for the 2013 annual meeting, director nominations and other stockholder proposals must be received by Mr. Williams by January 7, 2013.

Q:	Who pays the cost of this proxy solicitation?

A:	We will pay all the costs of soliciting these proxies. We have contracted with Georgeson, Inc., a Delaware corporation, d/b/a Computershare Fund Services (“CFS”), to assist us in the distribution of proxy materials and the solicitation of proxies. We expect to pay CFS fees of approximately $69,000 to solicit proxies plus other fees and expenses for other services related to this proxy solicitation, which include review of proxy materials; dissemination of brokers’ search cards; distribution of proxy materials; operating online and telephone voting systems; and receipt of executed proxies. We also will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Our officers and employees of our advisor or its affiliates may also solicit proxies, but they will not be specifically compensated for these services.

Q:	Is this proxy statement the only way that proxies are being solicited?

A:	No. In addition to mailing this proxy solicitation material, employees of CFS, employees of our advisor or its affiliates, and our officers also may solicit proxies in person, via the Internet, by telephone, or by any other electronic means of communication or by other means of communication we deem appropriate.

Q:	If I share my residence with another stockholder, how many copies of the Annual Report and Proxy Statement will I receive?

A:	In accordance with a notice previously sent to our stockholders, we are sending only a single set of the annual report and proxy statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family, unless we have received instructions to the contrary from any stockholder at that address. This practice is known as “householding” and stems from rules adopted by the SEC. This practice reduces the volume of duplicate information received at your household and helps us reduce costs. Each stockholder subject to householding will continue to receive a separate proxy card or voting instruction card. We will deliver promptly, upon written or oral request, a separate copy of the annual report or proxy statement, as applicable, to a stockholder at a shared address to which a single copy of the document was previously delivered. If you received a single set of these documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to the following address: Wells Client Services Department, P.O. Box 2828, Norcross, Georgia 30091-2828, or call us at 1-800-557-4830. If you are a stockholder who receives multiple copies of our proxy materials, you may request householding by contacting us in the same manner and requesting a householding consent form.

Q:	What if I consent to have one set of materials mailed now but change my mind later?

A:	You may withdraw your householding consent at any time by contacting our Client Services department at the address and telephone number provided above. We will begin sending separate copies of stockholder communications to you within 30 days of receipt of your instruction.

Q:	The reason I receive multiple sets of materials is because some of the shares belong to my children. What happens if they move out and no longer live in my household?

A:	When we receive notice of an address change for one of the members of the household, we will begin sending separate copies of stockholder communications directly to the stockholder at his or her new address. You may notify us of a change of address by contacting our Client Services department at the address and telephone number provided above.

Q:	If I plan to attend the annual meeting in person, should I notify anyone?

A:	While you are not required to notify anyone in order to attend the annual meeting, if you do plan to attend the meeting, we would appreciate it if you would mark the appropriate box on the enclosed proxy card to let us know how many stockholders will be attending the meeting so that we will be able to prepare a suitable meeting room for the attendees.

Q:	Where can I find more information?

A:	You may access, read and print copies of the proxy materials for this year’s annual meeting, including our proxy statement, form of proxy card, and annual report to stockholders, at the following Web address: http://www.wellsreitII.com/proxy.

We also file annual, quarterly, and current reports; proxy statements; and other information with the SEC. You may read and copy any reports, statements, or other information we file with the SEC on the Web site maintained by the SEC at www.sec.gov. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

CERTAIN INFORMATION ABOUT MANAGEMENT

The Board of Directors

Our board of directors has oversight responsibility for our operations and makes all major decisions concerning our business. We currently have nine directors, all of whom are being nominated for reelection at the annual meeting. We currently have no vacant board positions. Our board of directors held 14 meetings during 2011. For biographical information regarding our directors, see “Executive Officers and Directors” on page 13.

Our board has established the following committees: Audit Committee; Nominating and Corporate Governance Committee; Asset Management Committee; Finance and Planning Committee; Stockholder Relations Committee; and Strategic Planning Committee. In addition, our charter has established a Conflicts Committee consisting of all of our independent directors. Information regarding each of the committees is set forth below.

Director Independence

Although our shares are not listed for trading on any national securities exchange, a majority of the members of our board of directors, and all of the members of the Audit Committee, the Nominating and Corporate Governance Committee and all of the other committees of our board of directors are “independent” as defined by the NYSE. The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the board of directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder, or officer of an organization that has a relationship with us). The board of directors has determined that Charles R. Brown, Richard W. Carpenter, Bud Carter, John L. Dixon, George W. Sands and Neil H. Strickland each qualifies as an independent director under the NYSE standards. For a discussion of transactions and relationships between our directors and our affiliates that were considered by the board under the applicable independence definitions in determining that these directors are independent, see “Transactions with Related Persons.”

The Audit Committee

General

The Audit Committee’s primary function is to assist our board of directors in fulfilling its responsibilities by overseeing our independent auditors and reviewing the financial information to be provided to our stockholders and others, the system of internal control over financial reporting that our management has established, and our audit and financial reporting process. The Audit Committee also is responsible for overseeing our compliance with applicable laws and regulations and for establishing procedures for the ethical conduct of our business. The Audit Committee fulfills these responsibilities primarily by carrying out the activities enumerated in the Audit Committee Charter adopted by our board of directors in 2003. The Audit Committee Charter is available on our Web site at www.wellsreitII.com.

The members of the Audit Committee are George W. Sands (Chairman), Neil H. Strickland and Charles R. Brown. All of the members of the Audit Committee are “independent” as defined by the NYSE. The board of directors has determined that Mr. Sands satisfies the SEC’s requirements for an audit committee financial expert. During 2011, the Audit Committee met four times.

Independent Auditors

During the year ended December 31, 2011 Deloitte & Touche LLP served as our independent auditor and provided certain domestic and international tax and other services. Deloitte & Touche LLP has served as our independent auditor since May 14, 2008. The Audit Committee has engaged Deloitte & Touche LLP as our independent auditor to audit our financial statements for the year ended December 31, 2012. The Audit Committee may, however, select new auditors at any time in the future in its discretion if it deems such decision to be in our best interest. Any decision to select new auditors would be disclosed to the stockholders in accordance with applicable securities laws.

Representatives from Deloitte & Touche LLP are expected to be present at the annual meeting, to have the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions posed by any stockholders.

Preapproval Policies

The Audit Committee Charter imposes a duty on the Audit Committee to preapprove all auditing services performed for us by our independent auditors, as well as all permitted nonaudit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to be provided by the independent auditors has received “general” preapproval, it will require “specific” preapproval by the Audit Committee.

All requests or applications for services to be provided by the independent auditor which do not require specific preapproval by the Audit Committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general preapproval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditors.

Requests or applications to provide services that require specific preapproval by the Audit Committee will be submitted to the Audit Committee by both the independent auditors and the Principal Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence. The Chairman of the Audit Committee has been delegated the authority to specifically preapprove all services not covered by the general preapproval guidelines up to an amount not to exceed $75,000 per occurrence. Amounts requiring preapproval in excess of $75,000 per occurrence require specific preapproval by all members of the Audit Committee prior to engagement of our independent auditors. All amounts specifically preapproved by the Chairman of the Audit Committee in accordance with this policy are to be disclosed to the full Audit Committee at the next regularly scheduled meeting.

All services rendered by Deloitte & Touche LLP for the year ended December 31, 2011 were preapproved in accordance with the policies and procedures described above.

Principal Auditor Fees

The Audit Committee reviewed the audit and nonaudit services performed by our principal auditor, Deloitte & Touche LLP, as well as the fees charged by the principal auditor for such services. In its review of the nonaudit service fees, the Audit Committee considered whether the provision of such services is compatible with maintaining the independence of the principal auditor. The aggregate fees billed to us for professional accounting services, including the audit of our annual financial statements by our principal auditor for the years ended December 31, 2011 and 2010, are set forth in the table below.

	2011	2010
Audit fees	$780,250	$749,900
Audit-related fees	-0-	-0-
Tax fees	$277,493	$239,158
All other fees	-0-	-0-

Total fees	$1,057,743	$989,058

For purposes of the preceding table, the principal auditor’s professional fees are classified as follows:

•

Audit fees – These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by the principal auditor in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements, including reviews of our financial statements included in our registration statements, as amended. Audit fees are presented for the period to which the audit work relates.

•

Audit-related fees – These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews, and consultation concerning financial accounting and reporting standards.

•

Tax fees – These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state, and local issues. Services also may include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence. Tax fees are presented for the period in which the services were provided.

•	All other fees – These are fees for any services not included in the above-described categories, including assistance with internal audit plans and risk assessments.

Report of the Audit Committee

The Audit Committee reviews the financial reporting process on behalf of the board of directors. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the Audit Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. In addition, the independent auditors devote more time and have access to more information than does the Audit Committee. Accordingly, the Audit Committee’s role does not provide any special assurance with regard to our financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. In this context, the Audit Committee reviewed the 2011 audited financial statements with management, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with Deloitte & Touche LLP, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and the acceptability of the financial statements and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received from and discussed with Deloitte & Touche LLP the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding that firm’s independence from us. In addition, the Audit Committee considered whether Deloitte & Touche LLP’s provision of nonaudit services is compatible with maintaining its independence from us.

The Audit Committee discussed with Deloitte & Touche LLP the overall scope and plans for the audit. The Audit Committee meets periodically with the internal auditor and Deloitte & Touche LLP, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

In reliance on these reviews and discussions, the Audit Committee recommended to the board of directors, and the board approved, the inclusion of the 2011 audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission.

April 16, 2012	The Audit Committee of the Board of Directors: George W. Sands (Chairman), Neil H. Strickland, and Charles R. Brown

The Conflicts Committee

The members of our Conflicts Committee are Neil H. Strickland (Chairman), Charles R. Brown, Richard W. Carpenter, Bud Carter, John L. Dixon and George W. Sands, all of whom are independent directors. Our charter empowers the Conflicts Committee to act on any matter permitted under Maryland law if the matter at issue is such that the exercise of independent judgment by affiliates of our advisor could reasonably be compromised. Among the duties of the Conflicts Committee are the following:

•	reviewing and reporting on our policies;

•	approving transactions with affiliates and reporting on their fairness to us;

•	supervising and evaluating the performance and compensation of our advisor;

•	reviewing our expenses and determining that they are reasonable and within the limits prescribed by our charter;

•	approving borrowings in excess of limits set forth in our charter;

•	approving acquisitions and dispositions;

•	evaluating the performance of our officers; and

•	considering plans with respect to the succession of our president in the event of his sudden incapacitation, death, or departure.

In addition, our Conflicts Committee discharges the board’s responsibilities relating to compensation of our executives and directors. In this regard, the Conflicts Committee administers the granting of stock options to selected employees of Wells Capital, Inc. (“Wells Capital”) and Wells Management Company, Inc. (“Wells Management”), affiliates of Wells Real Estate Advisory Services II, LLC (“WREAS II”), based upon recommendations from Wells Capital and Wells Management, and sets the terms and conditions of such options in accordance with the 2003 Stock Option Plan. To date, no employee stock options have been issued. The Conflicts Committee also is responsible for administering the terms of the Independent Director Stock Option Plan, the terms of which are discussed in detail below under “Compensation of Directors – Independent Director Stock Option Plan.”

Under the terms of the 2003 Stock Option Plan, and only to the extent permissible under Maryland law, the Conflicts Committee may expressly delegate to any individual or group of individuals some or all of the committee’s authority to administer the plan, including authority to designate participants, determine terms, conditions, and amounts of option awards, and to grant awards. However, no delegation of duties and responsibilities may be made to eligible participants in the plan who are, or who are anticipated to become, persons subject to the short-swing profit rules of Section 16 of the Securities Exchange Act of 1934.

The primary responsibilities of the Conflicts Committee are enumerated in our charter. The Conflicts Committee does not have a separate committee charter. The Conflicts Committee met nine times during 2011.

The Nominating and Corporate Governance Committee

General

The members of our Nominating and Corporate Governance Committee are Neil H. Strickland (Chairman), Richard W. Carpenter, and Bud Carter. The members of the Nominating and Corporate Governance Committee are “independent” as defined by the NYSE.

The primary functions of the Nominating and Corporate Governance Committee are: (i) identifying individuals qualified to serve on the board of directors and recommending that the board of directors select a slate of director nominees for election by the stockholders at the annual meeting; (ii) developing and recommending to the board of directors a set of corporate governance guidelines and periodically reevaluating such guidelines for the purpose of suggesting amendments to them; and (iii) overseeing an annual evaluation of the board of directors and each of its committees. The Nominating and Corporate Governance Committee held three meetings during 2011. A copy of the Nominating and Corporate Governance Committee charter is available on our Web site at www.wellsreitII.com.

Board Membership Criteria

The Nominating and Corporate Governance Committee annually reviews with the board of directors the appropriate experience, skills, and characteristics required of board members in the context of the then-current membership of the board. This assessment includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment, and skills such as an understanding of commercial real estate, capital markets, the securities brokerage industry, commercial banking, insurance, business leadership, accounting and financial management. No one person is likely to possess deep experience in all of these areas. Therefore, the board of directors and the Nominating and Corporate Governance Committee have sought a diverse board of directors whose members collectively possess these skills and experiences. Other considerations include the candidate’s independence from conflict with us and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent directors nominated by the board of directors shall be individuals who possess a reputation and hold (or have held) positions or affiliations befitting a director of a large publicly held company and are (or have been) actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional, or academic community. Moreover, as required by our charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director who is not an independent director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and manage. As detailed in the director biographies below, the board of directors and the Nominating and Corporate Governance Committee believe that the slate of directors recommended for election at the annual meeting possess these diverse skills and experiences.

Selection of Directors

The board of directors is responsible for selecting its own nominees and recommending them for election by the stockholders. Pursuant to our charter, however, the independent directors must nominate replacements for any vacancies among the independent director positions. The board delegates the screening process necessary to identify qualified candidates to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee annually reviews director suitability and the continuing composition of the board; it then recommends director nominees who are voted on by the full board of directors. All director nominees then stand for election by the stockholders annually.

In recommending director nominees to the board of directors, the Nominating and Corporate Governance Committee solicits candidate recommendations from its own members, other directors, and management of Wells Capital. The Nominating and Corporate Governance Committee may engage the services of a search firm to assist in identifying potential director nominees. The Nominating and Corporate Governance Committee also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by the Committee, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” below. In evaluating the persons recommended as potential directors, the Nominating and Corporate Governance Committee will consider each candidate without regard to the source of the recommendation and take into account those factors that the Nominating and Corporate Governance Committee determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of the Committee) by satisfying the procedural requirements for such nomination as provided in Article II, Section 2.12, of our Bylaws. Any stockholder may request a copy of our Bylaws free of charge by calling our Client Services department at 1-800-557-4830.

The Asset Management Committee

The members of the Asset Management Committee are Charles R. Brown (Chairman), Richard W. Carpenter, and Bud Carter, all of whom are independent directors. The primary function of the Asset Management Committee is to advise the board of directors on investment criteria and acquisition policies, the general economic environment in various real estate markets, existing or prospective properties or tenants, property management matters, and portfolio diversification goals. The Asset Management Committee held 20 meetings in 2011.

The Stockholder Relations Committee

The members of the Stockholder Relations Committee are Bud Carter (Chairman), John L. Dixon and Neil H. Strickland, each of whom is an independent director. The primary function of the Stockholder Relations Committee is to advise the board of directors on various stockholders’ issues including market conditions, issues relating to net proceeds raised from stockholders, and communications with stockholders. Through guidance and oversight, the Stockholder Relations Committee encourages communications that provide stockholders with timely information in a cost-effective and user-friendly format. In addition, the Stockholder Relations Committee advises the board on market trends and competitive analysis. During 2011, the Stockholder Relations Committee held five meetings.

The Finance and Planning Committee

The members of the Finance and Planning Committee are Richard W. Carpenter (Chairman), Charles R. Brown and George W. Sands, all of whom are independent directors. The primary function of the Finance and Planning Committee is to review and advise the board of directors on our overall financial performance, which includes issues related to net proceeds raised, fees and expenses, operating earnings, dividends, capital structure, and budgetary and reporting processes. The Finance and Planning Committee held six meetings in 2011.

Strategic Planning Committee

The members of the Strategic Planning Committee are John L. Dixon (Chairman), Charles R. Brown, Richard W. Carpenter, Bud Carter, George W. Sands and Neil H. Strickland, all of whom are independent directors. The Strategic Planning Committee was formed to assume the responsibility for the strategic planning necessary to assist the board of directors in its efforts to achieve the company’s long-term goals. The Strategic Planning Committee held three meetings in 2011.

Oversight of Executive Officer and Director Compensation

We do not have a standing compensation committee as we have no paid employees and our executive officers do not receive compensation directly from us for services rendered to us. Our executive officers are also officers of our advisor and its affiliates and are compensated by these entities, in part, for their services to us. Thus, we do not expect our board of directors to be required to act upon matters of executive compensation. Our Conflicts Committee, which is composed of all of our independent directors, is, however, expected to act upon the continuation, renewal or enforcement of the advisory agreement with our advisor pursuant to which the advisor receives fees and reimbursement of expenses from which it compensates our executive officers. In addition, our Conflicts Committee is responsible for discharging the board’s responsibilities relating to the compensation of our directors and would be expected to act upon matters of executive compensation as necessary.

Stockholder Communications with the Board of Directors

We have established several means for stockholders to communicate concerns to the board of directors. If the concern relates to our financial statements, accounting practices, or internal controls, stockholders should submit the concern in writing to the Chairman of our Audit Committee in care of our Secretary at our headquarters address. If the concern relates to our governance practices, business ethics, or corporate conduct, stockholders should submit the concern in writing to the Chairman of our Nominating and Corporate Governance Committee in care of our Secretary at our headquarters address. If uncertain as to which category a concern relates, a stockholder may communicate the concern to any one of the independent directors in care of our Secretary.

Stockholders also may communicate concerns with our directors at our annual meeting. All of our nine directors were in attendance at our 2011 annual meeting. We expect all of our directors to be present at our 2012 annual meeting.

Board Leadership Structure and Role in Risk Oversight

President and Board Chair Positions

We currently have two individuals serve as our president and chairman of the board of directors. Mr. Wells has served as chairman of the board of directors since our inception, and until July 21, 2010, was also our president. Effective July 21, 2010, Mr. Mills was appointed our president (in addition to continuing as one of our nine directors). Our president manages our business under the direction of the board of directors and implements our policies as determined by the board of directors. Our chairman of the board presides over board and stockholder meetings, represents our company at public events and oversees the setting of the agenda for those meetings and the dissemination of information about our company to the board of directors.

We currently have a leadership system in place that separates the role of board chair and president. In addition, our board of directors has six independent directors out of a nine-member board. Those six directors constitute the Conflicts Committee, which has the maximum power delegable to a board committee under Maryland law with respect to any matter involving a conflict of interest. As an externally advised company, many matters raise conflicts of interest. As a result, our Conflicts Committee largely directs the management of our company. The Conflicts Committee has its own financial advisor and its own counsel. The Conflicts Committee has a chairman, but the Committee acts as a group and leadership roles are shared among Committee members. For example, one Committee member may chair executive sessions and take the lead in delivering information to the president while another Committee member may take the lead in negotiating with our advisor with respect to the renewal of our advisory agreement.

Risk Oversight

Our officers and our advisor perform our day-to-day risk management activities under the direction of our board of directors. Our board of directors has delegated primary oversight of risk management to our Audit Committee. Periodically throughout the year, management and our advisor report to the Audit Committee regarding risk management. The nature and content of those reports are responsive to the requests of the Audit Committee. At least once annually a formal enterprise risk management report is presented by management to the full board of directors. As the Audit Committee is composed entirely of independent directors, the Audit Committee’s role in overseeing risk management activities is consistent with our company’s board leadership structure, i.e., oversight powers are concentrated in the hands of our independent directors.

Executive Officers and Directors

We have provided below certain information about our executive officers and directors. All of our directors have terms expiring on the date of the 2012 annual meeting, and all of our directors are being nominated to be re-elected to serve until the 2013 annual meeting and until their successors are elected and qualified.

Name	Position(s)	Age	Year First Became a Director
E. Nelson Mills	President and Director	51	2007
Leo F. Wells, III	Chairman of the Board and Director	68	2003
Douglas P. Williams	Executive Vice President, Secretary, Treasurer and Director	61	2003
Randall D. Fretz	Senior Vice President	59	N/A
Charles R. Brown	Director	73	2003
Richard W. Carpenter	Director	75	2003
Bud Carter	Director	73	2003
John L. Dixon	Director	69	2008
George W. Sands	Director	67	2010
Neil H. Strickland	Director	76	2003

E. Nelson Mills was appointed our president in July 2010 and continues to serve as one of our directors. From April 2007 to March 29, 2010, he served as one of our independent directors until he became a Senior Vice President of Wells Capital. From February 2006 to March 29, 2010, Mr. Mills served as an independent director of Wells Timberland REIT, Inc. (“Wells Timberland REIT”) and continues to serve on its board of directors. From 2006 to 2008, Mr. Mills also served as an independent director of Institutional REIT, Inc. (“Institutional REIT”), a prior public program sponsored by Wells Real Estate Funds, Inc. (“Wells Real Estate Funds”). Mr. Mills served as the president and chief operating officer of Williams Realty Advisors, LLC from 2005 to 2009. While at Williams Realty Advisors, Mr. Mills was responsible for investment and financial strategy and was in charge of the design, formation and operation of a series of real estate investment funds.

Prior to joining Williams Realty Advisors in December 2004, Mr. Mills was a financial consultant to Timbervest, LLC, an investment manager specializing in timberland investments. From September 2000 to April 2004, Mr. Mills served as chief financial officer of Lend Lease Real Estate Investments (US), Inc., an investment manager specializing in the acquisition and management of commercial real estate, and from August 1998 to August 2000 served as a senior vice president of Lend Lease with responsibility for tax planning and administration and the supervision of various merger and acquisition activities. Prior to joining Lend Lease, Mr. Mills was a tax partner with KPMG LLP.

Mr. Mills received a Bachelor of Science degree in Business Administration from the University of Tennessee and a Masters of Business Administration degree from the University of Georgia. Mr. Mills also is a Certified Public Accountant.

Among the most important factors that led to the board of directors’ recommendation that Mr. Mills serve as our director are Mr. Mills’ integrity, judgment, leadership, accounting and financial management expertise, commercial real estate expertise, familiarity with our company and public company director experience.

Leo F. Wells, III, is Chairman of the Board and one of our directors. Prior to July 2010 he also served as our President. Since 2005, Mr. Wells has served as the President and from 2005 to 2007 as a director of Wells Timberland REIT. Since 2007, he has served as the President and from July 2007 to June 2010 and since July 2010 as a director of Wells Core Office Income REIT, Inc. (“Wells Core REIT”). Both Wells Timberland REIT and Wells Core REIT are public programs, like us, sponsored by Wells Real Estate Funds, and not listed on a securities exchange. He also is the sole stockholder, sole director, and Treasurer of Wells Real Estate Funds, and served as President of Wells Real Estate Funds until February 2012. Wells Real Estate Funds directly or indirectly owns Wells Capital, Wells Management, Wells Investment Securities (“WIS”), Wells & Associates, Inc., Wells Development Corporation, Wells Asset Management, Inc., WREAS II and Wells Core Office Income REIT Advisory Services, LLC. He also is the President, Treasurer, and sole director of Wells Capital; Wells Management; Wells Development Corporation, a company organized in 1997 to develop real estate properties; and Wells Asset Management, Inc., a company organized in 1997, which serves as an investment adviser to the Wells Family of Real Estate Funds. He is the President, Treasurer, and a director of Wells & Associates, Inc., a real estate brokerage and investment company formed in 1976 and incorporated in 1978. From 1998 to 2009, Mr. Wells was also a trustee of the Wells Family of Real Estate Funds, an open-end management company organized as an Ohio business trust. From 1998 to 2007, Mr. Wells served as President and Chairman of the Board of Piedmont Office Realty Trust, Inc. (“Piedmont REIT”), formerly known as Wells Real Estate Investment Trust, Inc., a public REIT sponsored by Wells Real Estate Funds until April 16, 2007, when Piedmont REIT acquired entities affiliated with Wells Real Estate Funds and became a self-advised REIT. From 2006 to 2008, Mr. Wells was the President and a director of Institutional REIT.

Mr. Wells was a real estate salesman and property manager from 1970 to 1973 for Roy D. Warren & Company, an Atlanta-based real estate company, and he was associated from 1973 to 1976 with Sax Gaskin Real Estate Company, during which time he became a Life Member of the Atlanta Board of Realtors Million Dollar Club. From 1980 to February 1985 he served as Vice President of Hill-Johnson, Inc., a Georgia corporation engaged in the construction business. Mr. Wells holds a Bachelor of Business Administration degree in economics from the University of Georgia. Mr. Wells is a member of the Financial Planning Association (FPA).

Among the most important factors that led to the board of directors’ recommendation that Mr. Wells serve as our director are Mr. Wells’ leadership skills, integrity, judgment, knowledge of our company and our advisor, commercial real estate expertise, knowledge of the retail securities brokerage industry, and public company director experience.

On August 26, 2003, Mr. Wells and WIS entered into a Letter of Acceptance, Waiver, and Consent (“AWC”) with the National Association of Securities Dealers, Inc. (“NASD”) relating to alleged rule violations. The AWC set forth the NASD’s findings that WIS and Mr. Wells had violated conduct rules relating to the provision of noncash compensation of more than $100 to associated persons of NASD member firms in connection with their attendance at the annual educational and due diligence conferences sponsored by WIS in 2001 and 2002. Without admitting or denying the allegations and findings against them, WIS and Mr. Wells consented in the AWC to various findings by the NASD, which are summarized in the following paragraph:

In 2001 and 2002, Wells Investment Securities sponsored conferences attended by registered representatives who sold its real estate investment products. Wells Investment Securities also paid for certain expenses of guests of the registered representatives who attended the conferences. In 2001, Wells Investment Securities paid the costs of travel to the conference and meals for many of the guests, and paid the costs of playing golf for some of the registered representatives and their guests. Wells Investment Securities later invoiced registered representatives for the cost of golf and for travel expenses of guests, but was not fully reimbursed for such. In 2002, Wells Investment Securities paid for meals for the guests. Wells Investment Securities also conditioned most of the 2001 conference invitations on attainment by the registered representatives of a predetermined sales goal for Wells Investment Securities products. This conduct violated the prohibitions against payment and receipt of noncash compensation in connection with the sales of these products contained in NASD’s Conduct Rules 2710, 2810, and 3060. In addition, Wells Investment Securities and Mr. Wells failed to adhere to all of the terms of their written undertaking, made in March 2001, not to engage in the conduct described above, thereby failing to observe high standards of commercial honor and just and equitable principles of trade in violation of NASD Conduct Rule 2110.

WIS consented to a censure, and Mr. Wells consented to suspension from acting in a principal capacity with an NASD member firm for one year. WIS and Mr. Wells also agreed to the imposition of a joint and several fine in the amount of $150,000. Mr. Wells’ one-year suspension from acting in a principal capacity ended on October 6, 2004.

Douglas P. Williams is our Executive Vice President, Secretary, and Treasurer and one of our directors. Mr. Williams also is Executive Vice President, Secretary, and Treasurer of Wells Timberland REIT since 2005 and served as a director of Wells Timberland REIT from 2005 to 2007. Since 2007, he also has served as the Executive Vice President, Secretary, Treasurer of Wells Core REIT and served as a director of Wells Core REIT from 2007 to 2010. He also is a Senior Vice President of WRES II and a Vice President, Chief Financial Officer, Treasurer, and a director of WIS. Mr. Williams also is a Vice President of Wells Real Estate Funds and a Vice President and Secretary of Wells Asset Management, Inc. Mr. Williams served as Executive Vice President, Secretary, and Treasurer and a director of Piedmont REIT from 2000 to 2007 and of Institutional REIT from 2006 to 2008.

From 1996 to 1999, Mr. Williams served as Vice President and Controller of OneSource, Inc., a leading supplier of janitorial and landscape services, where he was responsible for corporate-wide accounting activities and financial analysis. Mr. Williams was employed by ECC International Inc., a supplier to the paper industry and to the paint, rubber, and plastic industries, from 1982 to 1995. While at ECC, Mr. Williams served in a number of key accounting positions, including: Corporate Accounting Manager, U.S. Operations; Division Controller, Americas Region; and Corporate Controller, America/Pacific Division. Prior to joining ECC and for one year after leaving ECC, Mr. Williams was employed by Lithonia Lighting, a manufacturer of lighting fixtures, as a Cost and General Accounting Manager and Director of Planning and Control. Mr. Williams started his professional career as an auditor for a predecessor firm of KPMG LLP. Mr. Williams is a member of the American Institute of Certified Public Accountants and the Georgia Society of Certified Public Accountants and is licensed with FINRA as a financial and operations principal (Series 27 and 63). Mr. Williams received a Bachelor of Arts degree from Dartmouth College and a Masters of Business Administration degree from the Amos Tuck School of Graduate Business Administration at Dartmouth College.

Among the most important factors that led to the board of directors’ recommendation that Mr. Williams serve as our director for another term are Mr. Williams’ integrity, judgment, leadership skills, accounting and financial management expertise, familiarity with our company and our advisor, commercial real estate expertise, knowledge of the retail securities brokerage industry, and public company director experience.

Randall D. Fretz has been our Senior Vice President since 2003 and is a Senior Vice President of Wells Capital. He also is the Executive Vice President Operations and Governance of Wells Real Estate Funds, a Senior Vice President of Wells Timberland REIT, a Senior Vice President of Wells Core REIT and a director of WIS and Wells Investment Management Company. Mr. Fretz served as Vice President of Piedmont REIT from 2002 to 2007 and as Senior Vice President of Institutional REIT from 2006 to 2008. Mr. Fretz is primarily responsible for operations, governance, strategy, planning and special corporate projects. Prior to joining Wells Capital in 2002, Mr. Fretz served for seven years as President of U.S. and Canada operations for Larson-Juhl, a world leader in custom art and picture-framing home decor. Mr. Fretz was previously a Division Director at Bausch & Lomb, a manufacturer of optical equipment and products, and also held various senior positions at Tandem International and Lever Brothers. Mr. Fretz holds a bachelor’s degree in each of Sociology and Physical Education from McMaster University in Hamilton, Ontario. He also earned a Masters of Business Administration degree from the Ivey School of Business in London, Ontario.

Charles R. Brown is one of our independent directors. From 2006 to 2008, Mr. Brown served as a director of Institutional REIT. He has been involved in real estate activities for over 40 years. From 1971 to 1976, he served as Director of Marketing and Project Manager for Atlanta Center, one of the South’s largest multi-use complexes. Atlanta Center is a two-million square-foot project in the central business district of Atlanta and includes a Hilton Hotel, a bank, and office and retail establishments. From 1976 to 1997, Mr. Brown was President of Technology Park/Atlanta, Inc., where he was instrumental in developing Technology Park/Atlanta, a 600-acre office park in Peachtree Corners, north of Atlanta, which was selected for the Governor’s Award for its contribution to community economic development. During this time, Mr. Brown also developed John’s Creek, a 1,800-acre mixed-use development located north of Atlanta, and Lenox Park, a 125-acre mixed-use property in Atlanta.

Mr. Brown is Chairman of CRB Realty Associates, a private real estate consulting firm. He previously has been president and vice chairman of Atlantic Station, LLC, where he was involved in the planning and development of Atlantic Station, a redevelopment project of the former steel mill of Atlantic Steel in Atlanta, Georgia. He also has represented one of the partnerships developing an office building constituting part of the Atlantic Station project.

Mr. Brown is a past President of the Georgia Tech Foundation, past Chairman of the Gwinnett County Chamber of Commerce and the Georgia Chamber of Commerce, and past Vice Chairman of the Georgia Governor’s Development Council. He also served on the board of directors of the Georgia Department of Technical and Adult Education. He is a graduate of the Georgia Institute of Technology where he received a B.S. degree in Building Construction from the College of Architecture.

Among the most important factors that led to the board of directors’ recommendation that Mr. Brown serve as our director are Mr. Brown’s integrity, judgment, leadership skills, extensive commercial real estate expertise, familiarity with our company, public company director experience, and independence from management and our advisor.

Richard W. Carpenter is one of our independent directors. From 1998 to 2007, Mr. Carpenter served as an independent director of Piedmont REIT and as an independent trustee of the Wells Family of Real Estate Funds from 1998 until 2008. He served as General Vice President of Real Estate Finance of The Citizens and Southern National Bank from 1975 to 1979, during which time his duties included the establishment and supervision of the United Kingdom Pension Fund, U.K.-American Properties, Inc., which was established primarily for investment in commercial real estate within the United States.

Mr. Carpenter is a managing partner of Carpenter Properties, L.P., a real estate limited partnership, and Chairman of the Board and a member of the Independent Directors Committee and Audit Committee of MidCountry Financial Corp. He retired as President and director of Commonwealth Oil Refining Company, Inc. and Realmark Holdings in 2001.

Mr. Carpenter previously served as Vice Chairman of the board of directors of both First Liberty Financial Corp. and Liberty Savings Bank, F.S.B., and Chairman of the Audit Committee of First Liberty Financial Corp. He has been a member of the National Association of Real Estate Investment Trusts and formerly served as President and Chairman of the Board of Southmark Properties, an Atlanta-based REIT, which invested in commercial properties. Mr. Carpenter is a past Chairman of the American Bankers Association Housing and Real Estate Finance Division Executive Committee. Mr. Carpenter holds a Bachelor of Science degree from Florida State University, where he was named the outstanding alumnus of the School of Business in 1973.

Among the most important factors that led to the board of directors’ recommendation that Mr. Carpenter serve as our director are Mr. Carpenter’s integrity, judgment, leadership skills, extensive banking expertise, extensive commercial real estate expertise, public company director experience, familiarity with our company and independence from management and our advisor.

Bud Carter is one of our independent directors. From 1998 to 2007, Mr. Carter served as an independent director of Piedmont REIT and as an independent trustee of the Wells Family of Real Estate Funds from 1998 until 2008. For more than 20 years, Mr. Carter was an award-winning broadcast news director and anchorman for several radio and television stations in the Midwest. Later, from 1975 to 1980, Mr. Carter served as General Manager of WTAZ-FM, a radio station in Peoria, Illinois, and served as Publisher and Editor of The Peoria Press, a weekly business and political journal. From 1981 until 1989, Mr. Carter was an owner and General Manager of Transitions, Inc., a corporate outplacement company in Atlanta, Georgia.

Mr. Carter currently chairs three monthly peer groups for Vistage International (formerly The Executive Committee), a leadership organization that offers members monthly peer workshops, one-on-one business coaching, speaker presentations and a library of online content for business executives. Mr. Carter was recruited in 1987 to be the chairman of the organization’s first peer group in Atlanta. See “Transactions with Related Persons” below. Mr. Carter serves on the board of directors of the Kennesaw State Coles College of Business, the

Springs Newspapers, and the Rockbridge Commercial Bank; earlier board service includes Creative Storage Systems, Inc., the DiversiTech Corporation, WaveBase9, Wells Dow Jones Wilshire US REIT Index Fund and the Wells Dow Jones Wilshire Global RESI Index Fund. He is a graduate of the University of Missouri, where he earned degrees in Liberal Arts and Journalism.

Among the most important factors that led to the board of directors’ recommendation that Mr. Carter serve as our director are Mr. Carter’s integrity, judgment, leadership, broad experience in working with CEOs and other business leaders, familiarity with our company, public company director experience, and independence from management and our advisor.

John L. Dixon is one of our independent directors. Mr. Dixon has over 40 years experience in the financial services industry and has spent the majority of his professional career serving in various executive roles for broker-dealer companies controlled or wholly owned by Pacific Life. Mr. Dixon’s affiliation with Pacific Life began in 1984 as Vice President, Financial Planning with Lowry Financial Service Corporation, which became a wholly owned subsidiary of Pacific Life. During his 23-year tenure with Pacific Life, Mr. Dixon held numerous positions, and prior to his retirement from Pacific Life in June 2007, Mr. Dixon was President and Director of Pacific Select Group, LLC; Chairman and Chief Executive Officer of Mutual Service Corporation; Director of Waterstone Financial Group; Director of United Planners Financial Services; Director of Associated Financial Group, Inc. and Manager of M.L. Stern & Co. LLC. Upon his retirement from Pacific Life, Mr. Dixon assumed an interim position with LPL Financial to assist in the transition of Pacific Life firms acquired by LPL Financial. Mr. Dixon retired from full-time employment in June 2008.

During his financial services career, Mr. Dixon participated in many industry service organizations. He is a founding director of the Financial Planning Association (formerly the Institute of Certified Financial Planners) and previously served two terms as a director with the Institute of Certified Financial Planners from 1976 to 1977 and 2001 to 2003. From 1994 to 2003, Mr. Dixon served as a Trustee of the National Endowment for Financial Education where he was a member of the Investment Committee, the Executive Committee and served as Chairman of the Board of Trustees. Mr. Dixon received a four-year Certificate of Christian Education from Prairie Bible Institute in Alberta, Canada. He is a graduate of American College where he earned Masters of Science degrees in Financial Services and Management.

Among the most important factors that led to the board of directors’ recommendation that Mr. Dixon serve as our director are Mr. Dixon’s integrity, judgment, leadership, knowledge of the securities brokerage industry, familiarity with our company, and independence from management and our advisor.

George W. Sands has served as one of our independent directors and as an independent director of Wells Timberland REIT since April 1, 2010. From 1970 to 2006, Mr. Sands served in various roles, including as a partner, with KPMG LLP and its predecessor firms, Peat Marwick Mitchell and Peat Marwick Main. While at KPMG, Mr. Sands served as the Southeast Area Managing Partner for the firm’s Audit and Advisory Practice from 1998 until his retirement in 2006. During his career at KPMG, Mr. Sands also served as Southeast Area Managing Partner of Manufacturing, Retailing and Distribution, Atlanta Office Managing Partner, and Securities and Exchange Reviewing Partner. He was a member of the KPMG’s National Audit Leadership Team and a Trustee on the KPMG Foundation Board of Directors.

Mr. Sands currently serves on the Advisory Board of The Atlanta Alliance on Developmental Disabilities and is a member of The Rotary Club of Atlanta, where he has served as Treasurer. Mr. Sands also has served as a member of the Boards of the Metro Atlanta Chamber of Commerce, the Georgia Chamber of Commerce, and The Atlanta Convention and Visitors Bureau.

Mr. Sands received a Bachelor of Business Administration degree from the University of Georgia. He has been a member of the School of Accounting Advisory Council at University of Georgia. He is a retired Certified Public Accountant in the State of Georgia. Mr. Sands also served as an officer in the United States Army, including a tour of duty in the Republic of South Vietnam.

Among the most important factors that led to the board of directors’ recommendation that Mr. Sands serve as our director are Mr. Sands’ integrity, judgment, leadership, significant knowledge of public accounting, audit and financial management experience and independence from management and our advisor.

Neil H. Strickland is one of our independent directors. From 1998 to 2007, Mr. Strickland served as an independent director of Piedmont REIT and served as an independent trustee of the Wells Family of Real Estate Funds from 1998 to 2010. He was employed by Loyalty Group Insurance (which subsequently merged with America Fore Loyalty Group and is now known as The Continental Group) as an automobile insurance underwriter. From 1957 to 1961, Mr. Strickland served as Assistant Supervisor of the Casualty Large Lines Retrospective Rating Department. From 1961 to 1964, Mr. Strickland served as Branch Manager of Wolverine Insurance Company, a full-service property and casualty service company, where he had full responsibility for underwriting of insurance and office administration in the State of Georgia. In 1964, Mr. Strickland and a nonactive partner started Superior Insurance Service, Inc., a property and casualty wholesale general insurance agency. Mr. Strickland served as President and was responsible for the underwriting and all other operations of the agency. In 1967, Mr. Strickland sold his interest in Superior Insurance Service, Inc. and started Strickland General Agency, Inc., a property and casualty general insurance agency concentrating on commercial customers. Mr. Strickland is currently the Senior Operations Executive of Strickland General Agency, Inc. and devotes most of his time to long-term planning, policy development, and senior administration.

Mr. Strickland is a Director of First Covenant Bank located in Woodstock, Georgia. He is a past President of the Norcross Kiwanis Club and served as both Vice President and President of the Georgia Surplus Lines Association. He also served as President and a director of the National Association of Professional Surplus Lines Offices. Mr. Strickland is a past director of First Capital Bank, a community bank, and from November 2004 to November 2005 served as a director of CNB Holdings, Inc., a publicly traded bank, both located in Georgia. Mr. Strickland attended Georgia State University, where he majored in business administration. He received his L.L.B. degree from Atlanta Law School.

Among the most important factors that led to the board of directors’ recommendation that Mr. Strickland serve as our director are Mr. Strickland’s integrity, judgment, leadership, insurance industry expertise, public company director experience, familiarity with our company, and independence from management and our advisor.

Compensation of Executive Officers

Our executive officers do not receive compensation directly from us for services rendered to us. Our executive officers are also officers of WREAS II, our advisor, and its affiliates and are compensated by these entities, in part, for their services to us. Under the terms of the advisory agreement, our advisor is responsible for providing our day-to-day management, subject to the authority of our board of directors. See “Related Party Transactions” for a discussion of the fees paid and expenses reimbursed to our advisor and its affiliates in connection with managing our operations. Pursuant to the advisory agreement, we reimburse our advisor for expenses incurred on our behalf. These expenses include salary reimbursements for the portion of Mr. Williams’ salary allocated to us based on his time spent providing services to us for offering-related activities. Reimbursable expenses under the advisory agreement also include salary reimbursements for Mr. Mills’ salary, all of which is allocated to us because Mr. Mills was engaged by the advisor to serve in a management role dedicated solely to overseeing our operations. Mr. Williams’ offering-related efforts on our behalf are only part of his responsibilities as an employee of the advisor and its affiliates, and consequently his salary is divided among several programs for reimbursement purposes. For the year ended December 31, 2011, no portion of Mr. Williams’ salary was allocated to us because we terminated our third primary public offering in August 2010 and Mr. Williams’ engaged in no offering-related activities on our behalf in 2011.

The following table shows the summary compensation reimbursements we have made to our advisor or its affiliates for the compensation of Messrs. Mills and Williams allocated to us for the past three years as applicable.

Name and Principal Position	Year	Salary	Bonus (1)	Total
E. Nelson Mills	2011	$542,539	—	$542,539
President, July 21, 2010 – Present	2010	345,934	$500,000	845,934

Douglas P. Williams (2)	2011	—	—	—
Chief Financial Officer	2010	54,412	—	54,412
	2009	98,305	—	98,305

(1)	With the exception of a signing bonus paid to E. Nelson Mills upon his appointment as our President, we do not reimburse our advisor for bonus amounts paid to our executive officers.
(2)	Reimbursement for Mr. Williams’ salary includes a blended mark-up of 29% that our advisor and its affiliates apply uniformly to all salary reimbursements it seeks from us to cover benefits such as health and life insurance paid by our advisor and its affiliates.

Compensation of Directors

We have provided below certain information regarding compensation paid to or earned by our directors during the 2011 fiscal year.

Name	Fees Earned or Paid in Cash ($)	Total ($)
E. Nelson Mills (1)	—	—
Leo F. Wells, III (1)	—	—
Douglas P. Williams (1)	—	—
Charles R. Brown	109,000	109,000
Richard W. Carpenter	108,000	108,000
Bud Carter	106,000	106,000
John L. Dixon	72,750	72,750
George W. Sands	90,000	90,000
Neil H. Strickland	85,000	85,000

(1)	Directors who are also our executive officers do not receive compensation for services rendered as a director.

Cash Compensation

We pay each of our independent directors:

•	an annual retainer of $32,000;

•	$1,500 per regularly scheduled board meeting attended;

•

$1,500 per regularly scheduled committee meeting attended (in addition, the Audit Committee chairperson receives an annual retainer of $7,500 and all other committee chairpersons receive annual retainers of $5,000 for serving in that capacity); and

•	$500 per special board meeting attended whether held in person or by telephone conference.

In addition, we have reserved 100,000 shares of common stock for future issuance upon the exercise of stock options granted to the independent directors pursuant to our Independent Director Stock Option Plan (described below). All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors.

Independent Director Stock Option Plan

We have adopted an Independent Director Stock Option Plan. However, we suspended this plan in 2007 and do not expect to issue additional options to our independent directors until our shares of common stock are listed on a national securities exchange. Prior to suspending the plan, we had issued stock options to purchase 50,500 shares of common stock to our independent directors pursuant to this plan. Of these, options to purchase 29,500 shares of common stock remain outstanding. Available for future issuance under the plan are options to purchase 18,000 shares that were terminated in 2007 and options to purchase 3,000 shares that were terminated in 2006. We may not grant options under this plan at any time when the issuance of the shares underlying the grant, when combined with those issuable upon exercise of outstanding options or warrants granted to our advisor, directors, officers, or any of their affiliates, would exceed 10% of our outstanding shares.

The exercise price for all options granted to date is $12.00 per share. The exercise price for subsequent options, if any, will be the greater of $12.00 per share or the fair market value of the shares on the date they are granted. Fair market value is generally defined to mean (i) the closing sales price on the immediately preceding date on which sales were reported if the shares are listed on a securities exchange or (ii) the mean between the bid and offered prices as quoted by Nasdaq for such immediately preceding trading date if the shares are not listed on a securities exchange. However, if the Conflicts Committee determines that the fair market value of our shares is not properly reflected by such Nasdaq quotations, or if our shares are not quoted by Nasdaq, then the Conflicts Committee will determine fair market value in good faith.

We have authorized and reserved a total of 100,000 shares for issuance under the plan. If the number of outstanding shares is changed into a different number or kind of shares or securities through a reorganization or merger in which we are the surviving entity, or through a combination, recapitalization, or otherwise, we will make an appropriate adjustment in the number and kind of shares that may be issued pursuant to exercise of the options. We also will make a corresponding adjustment to the exercise price of the options granted prior to any change. Any such adjustment, however, will not change the total payment, if any, applicable to the portion of the options not exercised but will change only the exercise price for each share.

Options will lapse on the first to occur of (i) the tenth anniversary of the date we grant them, (ii) the removal for cause of the independent director as a member of the board of directors, or (iii) three months following the date the independent director ceases to be a director for any reason other than death or disability. Options may be exercised by payment of cash or through the delivery of common stock. Options are generally exercisable in the case of death or disability for a period of one year after death or the disabling event. No option issued may be exercised if such exercise would jeopardize our status as a REIT under the Internal Revenue Code. The independent directors may not sell, pledge, assign, or transfer their options other than by will or the laws of descent or distribution.

The term of the plan is 10 years. Upon our earlier dissolution or liquidation; upon our reorganization, merger, or consolidation with one or more corporations as a result of which we are not the surviving corporation; or upon sale of all or substantially all of our properties, the plan will terminate, and any outstanding options will terminate and be forfeited. The board of directors may provide in writing in connection with any such transaction for any or all of the following alternatives:

•

for the assumption by the successor corporation of the options granted or the replacement of the options with options covering the stock of the successor corporation, or a parent or subsidiary of such corporation, with appropriate adjustments as to the number and kind of shares and exercise prices;

•	for the continuance of the plan and the options by such successor corporation under the original terms; or

•	for the payment in cash or shares of common stock in lieu of and in complete satisfaction of such options.

Compensation Committee Interlocks and Insider Participation

We do not have a standing compensation committee as we have no paid employees and our executive officers do not receive compensation directly from us for services rendered to us. Our Conflicts Committee is responsible for discharging the board’s responsibilities relating to the compensation of our directors and would be expected to act upon matters of executive compensation as necessary. The members of the Conflicts Committee are Neil H. Strickland, Charles R. Brown, Richard W. Carpenter, Bud Carter, John L. Dixon, and George W. Sands, each of whom is an independent director.

Equity Compensation Plan Information

We have reserved 750,000 shares of common stock for issuance under our Stock Option Plan and 100,000 shares of common stock under the Independent Director Stock Option Plan. Both plans were approved by our stockholders in 2003 before we commenced our initial public offering. The following table provides summary information about securities issuable under our equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (1)
Equity compensation plans approved by security holders	29,500	$12.00	820,500

Equity compensation plans not approved by security holders	—	—	—

Total	29,500	$12.00	820,500

(1)	Includes 70,500 shares reserved for issuance under the Independent Director Stock Option Plan, which has been suspended. We do not expect to issue additional options to our independent directors until our shares of common stock are listed on a national securities exchange.

RELATED PARTY TRANSACTIONS

Our charter requires our Conflicts Committee to review and approve all transactions involving our affiliates and us. Prior to entering into a transaction with an affiliate that is not covered by the advisory agreement with our advisor, a majority of the Conflicts Committee must conclude that the transaction is fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties. In addition, our Code of Ethics lists examples of types of transactions with affiliates that would create prohibited conflicts of interest. Under the Code of Ethics, our officers and directors are required to bring potential conflicts of interest to the attention of the chairman of our Audit Committee promptly. Set forth below is a description of the material transactions since the beginning of 2011 involving us and any of our officers or directors or their affiliates. Please see “Proposal 2 – Background – Self-Management Negotiations” for a discussion of transactions involving us and any of our officers and directors or their affiliates that are currently proposed.

Our Relationship with Wells Capital and WREAS II

Certain of our executive officers, E. Nelson Mills, Douglas P. Williams, and Randall D. Fretz, are also executive officers of Wells Real Estate Funds, our sponsor, which is the manager of WREAS II, our advisor. The chairman of our board of directors, Leo F. Wells, III, is the sole director of Wells Real Estate Funds and indirectly owns 100% of its equity. WREAS II provides our day-to-day management. Among the services provided by our advisor under the terms of the advisory agreement are the following:

•	real estate acquisition services;

•	asset management services;

•	real estate disposition services;

•	property management oversight services; and

•	administrative services.

Our advisor is at all times subject to the supervision of our board of directors and has only such authority as we may delegate to it as our agent. We renewed the advisory agreement (the “Renewed Advisory Agreement”) with our advisor, WREAS II, in December 2011 for the period from January 1, 2012 through March 31, 2012. The Renewed Advisory Agreement is substantially the same as the agreement that was in effect through December 31, 2011, except that WREAS II has agreed to a limit on the reimbursement of certain expenses by us. Specifically, WREAS II will not be reimbursed for “portfolio general and administrative expenses” or “personnel expenses” incurred in the first quarter of 2012 to the extent they exceed $4.5 million and $2.5 million, respectively. As defined in the advisory agreement, “portfolio general and administrative expenses” refer to categories of costs set forth in a budget approved by our board of directors at a meeting on December 16, 2011. Generally, these are general and administrative costs (excluding the asset management fee) that relate to the portfolio as a whole rather than property-specific costs. “Personnel expenses” are defined in the advisory agreement to refer to all wages and other employee-related expenses of employees of WREAS II or its affiliates to the extent the employees are engaged in the management, administration, operation, and marketing of us but excluding personnel expenses reimbursable under another agreement, such as the property management agreement. The term of the advisory agreement is subject to an unlimited number of successive renewals upon mutual consent of the parties.

On April 1, 2012, we again renewed the advisory agreement (the “April Renewed Advisory Agreement”) with WREAS II for an additional three months. The April Renewed Advisory Agreement is effective from April 1, 2012 through June 30, 2012 and has materially the same terms as the agreement that was in effect through March 31, 2012, with limits on reimbursements to WREAS II of “portfolio general and administrative expenses” and “personnel expenses,” as defined, to the extent they would exceed approximately $4.5 million and $2.5 million, respectively, for the period from April 1, 2012 through June 30, 2012. In addition, the April Renewed Advisory Agreement includes a limit of $1.5 million on acquisition fees during the term of the agreement.

From January 1, 2011 through the most recent date practicable, which was December 31, 2011, we have compensated our advisor as set forth below:

•

Through July 31, 2011 we incurred acquisition fees payable to our advisor equal to 2.0% of gross proceeds from our public offerings of common stock for services in connection with the selection, purchase, development, or construction of real property. We incurred such acquisition fees upon receipt of proceeds from the sale of shares. Effective August 1, 2011, acquisition fees have been incurred at 1% of the property purchase price (excluding acquisition expenses); however, in no event may total acquisition fees for the 2011 calendar year exceed 2% of total gross offering proceeds. Acquisition fees from January 1, 2011 through December 31, 2011, totaled approximately $1.3 million.

•

Asset management fees are incurred monthly at one-twelfth of 0.625% of the lesser of (i) gross cost, as defined, of all of our properties (other than those that fail to meet specified occupancy thresholds) and investments in joint ventures, or (ii) the aggregate value of our interest in the properties and joint ventures as established with the most recent asset-based valuation, until the monthly payment equals $2.7 million (or $32.5 million annualized), as of the last day of each preceding month. For the first three months of 2011, we generally paid monthly asset management fees equal to one-twelfth of 0.625% of the cost of all of our properties (other than those that fail to meet specified occupancy thresholds) and our investments in joint ventures; from April 2011 through December 2011, asset management fees were capped at $2.7 million per month (or $32.5 million annualized) following the March 2011 acquisition of the Market Square Buildings. With respect to (ii) above, we published our first net asset-based valuation (per share) on November 8, 2011, which has not impacted asset management fees incurred to date due to continued applicability of the $2.7 million per month ($32.5 million per annum) cap described above. Asset management fees from January 1, 2011 through December 31, 2011 totaled approximately $32.1 million.

•

Additionally, we reimburse our advisor for all costs and expenses it incurs in fulfilling its asset management and administrative duties, which may include wages, salaries, taxes, insurance, benefits, information technology, legal and travel, and other out-of-pocket expenses of employees engaged in ongoing management, administration, operations, and marketing functions on our behalf. We do not, however, reimburse our advisor for personnel costs in connection with services for which our advisor receives acquisition fees or real estate commissions. Administrative reimbursements, net of reimbursements from tenants, from January 1, 2011 through December 31, 2011, totaled approximately $11.6 million.

Our Relationship with Wells Investment Securities

Mr. Wells indirectly owns 100% of our dealer-manager, WIS. In addition, Messrs. Fretz and Williams are directors of WIS. Prior to concluding our primary public offering, our dealer-manager was entitled to receive selling commissions of 7% and a dealer-manager fee of 2.5% of aggregate gross offering proceeds, except that no selling commissions or dealer-manager fees are paid in connection with the sale of our shares under the dividend reinvestment plan. Our primary public equity offering closed mid-2010. Therefore, from January 1, 2011 through December 31, 2011, we incurred no selling commissions or dealer-manager fees to WIS.

Our Relationship with Wells Management.

We are party to a property management, leasing, and construction management agreement with WREAS II (the “Management Agreement”), which automatically renewed on October 24, 2011 for a one-year term. Wells Management assigned all of its rights, title, and interest in the Management Agreement to WREAS II on January 1, 2011. We consented to such assignment as required by the Management Agreement. As part of this assignment, Wells Management guarantees the performance of all of the WREAS II obligations under the Management Agreement. Mr. Wells indirectly owns 100% of Wells Management. In consideration for supervising the management, leasing, and construction of certain of our properties, we pay the following fees to WREAS II under the Management Agreement:

For each property for which WREAS II provides property management services, we pay WREAS II a market-based property management fee based on gross monthly income of the property.

•

For each property for which WREAS II provides leasing agent services, WREAS II is entitled to: (i) a one-time fee in an amount not to exceed one month’s rent for the initial rent-up of a newly constructed building; (ii) a market-based commission based on the net rent payable during the term of a new lease; (iii) a market-based commission based on the net rent payable during the term of any renewal or extension of any tenant lease; and (iv) a market-based commission based on the net rent payable with respect to expansion space for the remaining portion of the initial lease term.

•

For each property for which WREAS II provides construction management services, WREAS II is entitled to receive from us that portion of lease concessions for tenant-directed improvements that are specified in the lease or lease renewal, subject to a limit of 5% of such lease concessions and a management fee to be determined for other construction management activities.

Property management and construction fees incurred from January 1, 2011 through December 31, 2011 were $4.8 million.

Transactions Between Our Independent Directors and Our Affiliates

In addition, set forth below is information regarding transactions not involving us which are between our independent directors and our affiliates. In determining that Messrs. Brown, Carpenter, Carter, Dixon, Sands and Strickland were independent under our charter and the standards of the NYSE, the board of directors considered the transactions, relationships and arrangements noted below. Mr. Strickland served as an independent trustee of the Wells Family of Real Estate Funds from 1998 to 2010. Mr. Sands joined the board of directors of Wells Timberland REIT as an independent director on March 23, 2010 and as of May 10, 2010 was designated the chairman of their audit committee. In addition, Bud Carter currently chairs three monthly peer groups for Vistage International, a leadership organization that offers members monthly peer workshops, one-on-one business coaching, speaker presentations, social networking and a library of online content for business executives. Messrs. Wells and Fretz are each members of separate peer groups chaired by Mr. Carter. Mr. Carter also meets privately each month with each member of the groups attended by Messrs. Wells and Fretz. Each group consists of up to 18 members. Wells Capital pays the fees associated with the participation of the Wells officers in the peer groups. These amounts are not reimbursed by our company. Wells Capital paid Vistage International the following amounts with respect to the foregoing participation for each of the last three years: $24,960 for 2009, $25,420 for 2010 and $26,280 for 2011. Mr. Carter’s compensation from Vistage International is a percentage of each enrollee’s monthly dues. In each of the last three years, the total amount that Mr. Carter received from Vistage International related to the participation of the two Wells officers represented less than 5% of Mr. Carter’s total compensation from Vistage International in that year. Mr. Carter has no equity interest in Vistage International.

STOCK OWNERSHIP

The following table shows, as of February 29, 2012, the amount of our common stock and stock options to purchase shares of our common stock (as indicated below) beneficially owned by (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (2) our directors, (3) our executive officers, and (4) all of our directors and executive officers as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percentage
Leo F. Wells, III (3)	218,046	*
Douglas P. Williams	1,105	*
Randall D. Fretz	3,198	*
Charles R. Brown (4)	7,605	*
Richard W. Carpenter (4)	7,500	*
Bud Carter (4)(5)	47,877	*
John L. Dixon	13,515	*
E. Nelson Mills (6)	16,535	*
George W. Sands	0	*
Neil H. Strickland (4)	6,500	*

All officers and directors as a group (7)	321,881	*

*	Less than 1% of the outstanding common stock.
(1)	Address of each named beneficial owner is c/o Wells Real Estate Investment Trust II, Inc., 6200 The Corners Parkway, Norcross, Georgia 30092-3365.
(2)	None of the shares are pledged as security.
(3)	Includes 2,625 shares owned by Mr. Wells’s spouse and 20,100 shares owned by Wells Capital, which Mr. Wells’ indirectly owns and controls.
(4)	Includes options to purchase up to 6,500 shares of common stock that are exercisable within 60 days of February 29, 2012.
(5)	Includes 29,664 shares owned by Mr. Carter’s spouse.
(6)	Includes options to purchase up to 3,500 shares of common stock Mr. Mills was granted as an independent director that are exercisable within 60 days of February 29, 2012.
(7)	Includes options to purchase an aggregate of up to 28,500 shares of common stock, which are exercisable within 60 days of February 29, 2012.

Section 16(a) Beneficial Ownership Reporting Compliance

Under U.S. securities laws, directors, executive officers and any persons beneficially owning more than 10% of our common stock are required to report their initial ownership of the common stock and most changes in that ownership to the SEC. The SEC has designated specific due dates for these reports, and we are required to identify in our annual report on Form 10-K or in this proxy statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the SEC and written representations of our directors and executive officers, we believe all persons subject to these reporting requirements filed the reports on a timely basis in 2011 except as follows: one report disclosing one transaction related to his indirect ownership interest in Wells Capital was filed late by Mr. Wells.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

The SEC now permits corporations to send a single set of annual disclosure documents to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the corporation provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate notice of the meeting and proxy card. This householding process reduces the volume of duplicate information and reduces printing and mailing expenses. If your family has multiple accounts holding shares of our common stock, you should have already received a householding notification from us. If you have any questions or require additional copies of the annual disclosure documents, please contact our Client Services department by mail at Wells Client Services Department, P.O. Box 2828, Norcross, Georgia 30091-2828 or by telephone at 1-800-557-4830. We will arrange for delivery of a separate copy of this proxy statement or our annual report promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies. If you are a stockholder who receives multiple copies of this proxy statement or annual report, you may request householding by contacting us in the same manner and requesting a householding consent form.

PROPOSALS YOU MAY VOTE ON

Whether or not you plan to attend the meeting and vote in person, we urge you to have your vote recorded. Stockholders have the following three options for submitting their votes by proxy: (1) over the Internet, using the unique control number found on the enclosed proxy card, (2) by telephone, using the unique control number found on the enclosed proxy card, or (3) by mail, using the enclosed proxy card. Your vote is very important! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

PROPOSAL 1. ELECTION OF DIRECTORS

At the annual meeting, you and the other stockholders will vote on the election of nine nominees to our board of directors. Those persons elected will serve as directors until the 2013 annual meeting and until their successors are duly elected and qualified. The board of directors has nominated the following people for re-election as directors:

• Charles R. Brown	• George W. Sands
• Richard W. Carpenter	• Neil H. Strickland
• Bud Carter	• Leo F. Wells, III
• John L. Dixon	• Douglas P. Williams
• E. Nelson Mills

Each of the nominees for director is a current member of our board of directors. Detailed information on each nominee is provided on pages 13 through 18.

If you return a properly executed proxy card, unless you direct them to withhold your votes, the individuals named as proxies will vote your shares “FOR” the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Vote Required

A plurality of the votes cast is required for the election of the directors. This means that the director nominee with the most votes for a particular board seat is elected for that seat. Because the number of nominees does not exceed the number of board seats, a nominee need only receive a single “for” vote to be elected. Abstentions, “withhold” votes and broker non-votes should have no effect on the outcome of the election, but they will count toward the establishment of a quorum.

However, in order to enhance your ability to influence the composition of the board of directors in an uncontested election such as this, we have adopted a policy requiring each of the nominees to agree to offer to resign should he receive fewer “for” votes than “withhold” votes in an uncontested election. If a director must offer to resign because of “withhold” vote totals, the Conflicts Committee must accept or reject the offer of resignation within 90 days following certification of the stockholder vote. If the Conflicts Committee accepts the offer, then the resignation will be effective upon acceptance. If the Conflicts Committee rejects an offer, it must disclose the reasons for doing so in a Form 8-K filed with the SEC.

Any director who tenders his or her resignation pursuant to this provision shall not participate in any Conflicts Committee action regarding whether to accept his or her offer of resignation or whether to accept any other director’s resignation. However, if the nonparticipation of resigning directors would leave fewer than three directors participating in the decision, then all Conflicts Committee members may participate other than the director whose resignation is at issue.

The offer of resignation also may be accepted at a stockholder meeting duly called for the express purpose of accepting such resignation and electing a successor to fill the vacancy created thereby. Unless previously accepted by the Conflicts Committee, such resignation shall be effective immediately prior to the stockholders’ election of a successor at such meeting. If no successor is elected and qualified at such meeting, then the resignation shall not be deemed to be accepted.

The policy is set forth in our Corporate Governance Guidelines, a copy of which is available on our Web site at www.wellsreitII.com.

Recommendation

Your board of directors unanimously recommends a vote “FOR” all nominees listed for re-election as directors.

PROPOSAL 2. AMENDMENT AND RESTATEMENT OF OUR CHARTER

Background

General

Our board of directors recommends that you approve the proposed Second Articles of Amendment and Restatement, a copy of which is attached hereto as Exhibit A. The Second Articles effect numerous amendments to our charter which are described more fully below. Before considering the specific amendments, however, you should review the information included in this “Background” section as it provides additional information regarding our board of director’s decision to ask our stockholders to approve an amendment and restatement of our charter.

Self-Management Negotiations

Our board of directors has begun to explore various strategic alternatives designed to provide liquidity for our stockholders, including but not limited to, an eventual public listing of our shares. This process is being led by a strategic planning committee composed of all of our independent directors, which committee has engaged its own legal counsel and financial advisor. Currently, we are externally managed by our advisor, WREAS II. The board’s strategic planning committee has determined that certain potential exit strategies for our stockholders may be enhanced if we first become a self-managed company. In particular, if we were to list our shares of common stock on a national securities exchange, we believe our shares would be more highly valued by the market if those responsible for running our company were our own employees rather than those of an external advisor. Also, we may be able to sell our company for a higher price as a self-managed company if the buyer desires not only our assets but the management team and employees who manage them. Lastly, we believe that we can reduce general and administrative costs as a self-managed entity.

For these reasons, our board’s strategic planning committee has been in negotiations with Wells Real Estate Funds, the owner of WREAS II, regarding becoming self-managed. Although these negotiations are ongoing and no party is bound to proceed, the parties are in the process of negotiating an arrangement that would involve Wells Real Estate Funds assigning WREAS II to us during the 2013 calendar year, at our option. There would be no purchase price associated with our exercise of the assignment option, but we would be obligated to continue to engage WREAS II or Wells Real Estate Funds for advisory and transitional services through December 31, 2013. Although we can give no assurance that the parties will be able to come to agreement, the parties are working to document and agree to the following proposed arrangements:

Advisory Agreements. The current advisory agreement expires on June 30, 2012. We are in negotiations to enter into an advisory agreement for the period from July 1 through December 31, 2012. The parties expect that the total fees and reimbursements under this agreement, which we refer to as the “Initial Term Advisory Agreement,” would reflect savings of approximately $375,000 to our company. Following the expiration of the Initial Term Advisory Agreement, the parties expect to enter into a subsequent advisory agreement for another year with fees and reimbursements being approximately $1,750,000 less than we pay for such services under the current payment terms. This one-year advisory agreement, which we refer to as the “Renewal Advisory Agreement,” and the Initial Term Advisory Agreement would each be terminable on 60 days’ notice without penalty by either party. The Renewal Advisory Agreement would also automatically terminate upon our exercise of the WREAS II Assignment Option, which is described below.

We expect that stockholder and communications services (currently provided under our advisory agreement) would be covered under a separate agreement with Wells Real Estate Funds or an affiliate of Wells Real Estate Funds (the “Investor Services Agreement”). The savings referenced in the prior paragraph are inclusive of the amounts expected to be paid under the Investor Services Agreement. Accordingly, if we enter into the Initial Term Advisory Agreement, the Renewal Advisory Agreement and the Investor Services Agreement, from July 1, 2012 through December 31, 2013, we would expect to receive all of the services we currently receive from the Advisor and its affiliates under our current advisory agreement for a total cost that is approximately $2,125,000 less than we would pay for such services under current payment terms. The Investor Services Agreement would commence on July 1, 2012 for a six-month term. We expect the Investor Services Agreement would be renewed on the same terms for a one-year term commencing January 1, 2013. The Investors Services Agreement would be terminable on 60 days’ notice without penalty. Also, upon the exercise of the WREAS II Assignment Option, certain caps designed to ensure the savings described above would expire.

Transitional Services Agreement. Subject to coming to terms on final documentation, Wells Real Estate Funds has indicated a willingness to enter into a Transitional Services Agreement pursuant to which Wells Real Estate Funds would be obligated to assign WREAS II to us at a time of our choosing during the term of the Renewal Advisory Agreement. We refer to this option as the “WREAS II Assignment Option.” No payment would be associated with this assignment. However, we would agree to pay Wells Real Estate Funds for the work required to transfer sufficient employees, proprietary systems and processes and assets to WREAS II to prepare for a successful transition to self-management. The Transitional Services Agreement would commence on July 1, 2012 and run through December 31, 2013. We would pay Wells Real Estate Funds $500,000 per month for the first 12 months for these services, with no additional payments required during the last six months of the agreement’s term. The Transitional Services Agreement would not be terminable by either party except for cause. Should we exercise the proposed WREAS II Assignment Option prior to December 31, 2013, we must also agree to enter into a consulting agreement with Wells Real Estate Funds pursuant to which Wells Real Estate

Funds would consult with us regarding certain of the matters covered by the Renewal Advisory Agreement at a price equal to the amounts remaining to be paid under that agreement less the costs assumed by us in connection with the assignment.

Agreements with Wells Real Estate Funds After Our Self-management. Upon becoming self-managed through the exercise of the WREAS II Assignment Option, we would expect to have the following agreements in place with Wells Real Estate Funds or its affiliates:

•	Investor Services Agreement (described above), with payment terms to be negotiated.

•

Operations and Administrative Support Agreement with respect to the provision of human resources services, certain information technology services (such as desktop support services) and accounts payable administration. Whether we enter into this agreement would be solely at our discretion depending upon our needs at that time. Assuming we had 50 employees during the first year that we were self-managed, we estimate the maximum annual costs under such an agreement would be less than $900,000.

•

Lease and Occupancy Agreement, with respect to the leasing of office space at a cost of approximately $250,000 per year. Whether we enter into this agreement would be solely at our discretion as we might choose to lease space elsewhere.

•

Master Property Management, Leasing and Construction Management Agreement (the “Master Property Management Agreement”). We are already parties to this agreement with Wells Management Company. The current agreement is terminable without penalty on 60 days’ notice. Whether we terminate this agreement or renew or modify it following our becoming self-managed would be solely at our discretion. We expect this agreement would be at market rates.

None of the proposed arrangements described above, if agreed to as proposed, are conditioned on stockholder approval of the proposed charter amendment. In other words, even if the stockholders do not approve the proposed charter amendment, the parties can, and currently intend to, enter into arrangements similar to those described. Similarly, the proposed charter amendment is not a condition to our executing any particular exit strategy, including a potential listing, and no assurances can be given that even if our stockholders approve an amendment of our charter, we would proceed with a listing. Although we believe it would not be optimal to list with our current charter, we could do so.

NASAA REIT Guidelines

Because shares of our common stock are not listed on a national securities exchange, and were not expected to be listed in connection with our public offerings of shares of our common stock, we were required to register our public offerings with the state securities administrators in each state in which we desired to offer securities for sale. In offerings that are subject to their regulation, most states hold real estate investment trusts to the standards set forth in the Statement of Policy Regarding Real Estate Investment Trusts promulgated by the North American Securities Administrators Association, Inc. or the NASAA REIT Guidelines. As a result, our current charter includes a number of limitations and requirements that are imposed by the NASAA REIT Guidelines and are not typically found in the charters of listed REITs. As we ceased raising capital in a primary public offering in August 2010 and do not intend to raise capital publicly as an unlisted company in the future, it is generally not necessary that our charter conform to the requirements of the NASAA REIT Guidelines. Although there are a handful of states in which we have had to register our dividend reinvestment plan offering, we do not believe those states will object to the proposed charter amendment; if they do, we believe we could address their concerns by means of an appropriate undertaking or an amendment to our bylaws, corporate governance guidelines or advisory agreement.

Summary Reasons for Proposed Charter Amendment

Our board of directors believes that it would be in the best interest of the company to amend our charter for the following reasons:

•

We currently expect to become a self-managed company during the 2013 calendar year and the amended charter removes provisions regarding our relationship with the advisor, which provisions would become irrelevant should we become self-managed.

•

We do not intend to raise capital publicly as an unlisted company in the future and thus our charter should not need to include NASAA-mandated provisions. In addition, we may seek to provide liquidity to our stockholders through an eventual public listing of our shares. The amended charter removes the NASAA-mandated provisions, which provisions are not typically set forth in the charters of listed REITs and which could otherwise prevent us from pursuing opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities.

•	The amended charter improves our ability to defend against a hostile takeover.

We discuss these reasons, as well as the risks associated with the proposed charter amendments, below.

Principal Changes

The following discussion summarizes the principal changes we are asking our stockholders to approve in connection with the amendment and restatement of our charter. This summary description is qualified in its entirety by the complete text of the Second Articles, which is attached hereto as Exhibit A and which has been marked to show the proposed changes from our existing charter as Exhibit B. Following this summary discussion is a bullet-point discussion noting each specific change we expect to make to our charter if this proposal is approved by our stockholders.

Provisions Regarding Our Advisor and its Affiliates

Our current charter contemplates us being advised and managed by an external advisor and includes a number of provisions that govern the relationship between us and our advisor and its affiliates. Among other things, these provisions limit the term of our advisory agreement to no more than one year, require that the advisory agreement be terminable on 60 days’ notice and without penalty, require our board of directors to supervise the advisor, and limit the amount of fees we may pay and expenses we can reimburse to the advisor. The Second Articles remove these provisions because they will become inapplicable should we become self-managed and are inconsistent with charters of listed REITs. Our board of directors does not believe this change will have a material affect on our relationship with WREAS II as we intend to transfer these restrictions from the charter to the Company’s Corporate Governance Guidelines and to continue to abide by them until we are no longer externally managed. This change will enable us to have a charter appropriate for a listed and self-managed company without another stockholder vote and to preserve in many respects the protections of the current charter provisions until they are no longer applicable. There are, however, risks to this change:

•	Transactions that violate a corporation’s charter are more likely to be voidable if challenged by a stockholder than transactions that are inconsistent with corporate governance guidelines.

•

Our Corporate Governance Guidelines can be amended by our board of directors. Therefore, they are less protective than charter provisions, which can only be amended by a vote of the stockholders after the recommendation of the board of directors.

•	Courts are more likely to give deference to a board of directors’ interpretation of the meaning of corporate governance guidelines than to a board’s interpretation of charter provisions.

We believe that these risks are small because of our board’s intention to adhere to the advisor-related protections to be included in our Corporate Governance Guidelines. We also believe that these risks are outweighed by the benefits of amending the charter at the upcoming annual meeting of stockholders. Such an amendment will avoid the cost and time delay of another stockholder vote held after we become self-managed or prior to a potential listing. Moreover, market changes after the delay of another stockholder vote could adversely affect our ability to list our shares at an optimal time.

In addition, our current charter contains numerous provisions that limit our ability to engage in transactions with, among other persons, the advisor, the sponsor or their respective affiliates. In general, these provisions require that such transactions (which are referred to herein as “affiliated transactions”) be approved by our Conflicts Committee, which consists solely of our independent directors. They also contain limitations on the substantive aspects of the affiliated transactions themselves, such as restrictions on the consideration to be paid for services provided or assets acquired from or sold to such persons. These provisions address a number of transactions including joint ventures, sales and leases to and from us, and loans to and from us, as well as general restrictions on affiliated transactions with the advisor and its affiliates. Our Second Articles remove these limitations because they will become inapplicable should we become self-managed and are inconsistent with charters of listed REITs. If the Second Articles are approved, we will amend our Corporate Governance Guidelines to incorporate our charter’s limitations on affiliated transactions until we are no longer externally advised. In addition, Maryland law also contains restrictions on our ability to engage in related-party transactions. Under Maryland law, a transaction with any of our directors or any other entity in which any of our directors is a director or has a material financial interest is not voidable so long as the transaction is approved by a majority of our disinterested directors and the transaction is fair and reasonable to us. Our board of directors does not believe that the removal of these limitations related to the advisor and its affiliates will have an adverse effect on us because our of intent to incorporate these restrictions into our Corporate Governance Guidelines (and adhere to them for so long as we are externally advised) and because of the protections otherwise afforded by Maryland law. This change will enable us to have a charter appropriate for a listed and self-managed company without another stockholder vote and to preserve in many respects the protections of the current charter provisions until they are no longer applicable. There are, however, risks to this change:

•	As discussed above, charter restrictions are more protective than those set forth in corporate governance guidelines.

•

The proposed charter revisions would also remove limitations on transactions with any director (not just those affiliated with the advisor). Although we believe that those restrictions are overly restrictive (and not typical of listed-REIT charters) and could prevent us from effecting a transaction that would otherwise be in our best interest, removal of those restrictions would permit us (without stockholder approval) to enter into a transaction with a director unaffiliated with the advisor.

We believe that these risks are small because of our board’s intention to adhere to the advisor-related protections to be included in our Corporate Governance Guidelines and because we have no intentions of effecting transactions that are currently prohibited by our charter with directors unaffiliated with the Advisor. We also believe that these risks are outweighed by the benefits of amending the charter at the upcoming annual meeting of stockholders. Such an amendment will avoid the cost and time delay of another stockholder vote held after we become self-managed or prior to listing.

Provisions Regarding our Conflicts Committee

Our current charter creates a Conflicts Committee comprised of all of our independent directors for the period in which we are advised by the advisor to address the conflicts of interest created by having an external advisor and to satisfy certain requirements of the NASAA REIT Guidelines. The Second Articles remove this Conflicts Committee requirement because it will by its terms become inapplicable should we become self-managed and is inconsistent with charters of listed REITs. However, if the Second Articles are approved, we intend to maintain the Conflicts Committee at least through the period that we are externally advised and will adopt amendments to our Corporate Governance Guidelines to require Conflicts Committee approval of matters involving the advisor and its affiliates until such time as we are no longer externally advised.

The charter’s creation and empowerment of the Conflicts Committee can only be changed by the stockholders whereas the creation and empowerment of the committee that we intend to effect contemporaneously with the effectiveness of the proposed charter amendment can be changed by a vote of the board of directors. Nevertheless, we believe that the risk of such a change is remote and outweighed by the benefits of amending the charter at the upcoming annual meeting of stockholders. Such an amendment will avoid the cost and time delay of another stockholder vote held after we become self-managed or prior to listing.

Provisions Regarding Directors

As required by the NASAA REIT Guidelines, our current charter contains several provisions relating to our directors and specifically our independent directors. In connection with conforming our charter to more closely match those governing listed REITs, we are proposing to remove these NASAA-mandated provisions, which include the following: the definition of independent director as established by the NASAA REIT Guidelines; the requirement that a majority of our board of directors be composed of directors who are independent as defined by the NASAA REIT Guidelines; the requirement that all of our non-independent directors have at least three years of relevant experience and at least one of our independent directors have three years of relevant real estate experience; the requirement that our directors are fiduciaries to the company and our stockholders; and the requirement that our board of directors consist of at least three directors. In addition, we are removing the requirement that the Conflicts Committee, which is composed of all our independent directors, nominate replacements for vacancies among the independent director positions.

The Second Articles will continue to require that a majority of our board of directors be composed of independent directors until a listing (at which point we will be subject to the rules of the exchange on which we list with respect to independent director requirements); however, independence will no longer be determined based on the NASAA REIT Guidelines, rather independence will be determined under the rules of the New York Stock Exchange or NYSE. The company currently evaluates the independence of its directors under both its current charter definition (as required by the NASAA REIT Guidelines) and the NYSE standard. All of our current independent directors meet the NYSE standard for independence, and we do not expect that removing NASAA-imposed director requirements will affect the composition of our board of directors.

In addition, our Corporate Governance Guidelines require that the Conflicts Committee nominate replacements for vacancies among independent director positions. When we are no longer externally managed, we intend to amend our Corporate Governance Guidelines so that any board vacancy can be filled by the vote of the entire board of directors. Therefore, there should be no impact of the proposed charter amendment with respect to vacancies in an independent director position until after we are self advised. At that time, our procedures for filling independent director positions will be similar to most listed companies and may benefit from full board involvement. Nevertheless, there is a risk that the proposed charter amendment with respect to vacancies of independent director positions could result in the nomination of directors being influenced by non-independent directors, including management.

Finally, if the Second Articles are approved, our charter will no longer provide that directors are fiduciaries of the company and our stockholders. Instead, our directors would be held to the standard of conduct imposed under Maryland law, which requires a director to perform his duties in good faith, in a manner he reasonably believes to be in our best interests and with the care than an ordinarily prudent person in a like position would use under similar circumstances.

We are recommending these revisions because we believe that they will either have no impact on us (due to the requirements of Maryland law or any exchange on which we may list) or will improve our ability to retain and recruit board candidates.

Provisions Regarding Investment Limitations

Article IX of our current charter contains a number of limitations and restrictions on our ability to make certain types of investments (including investments in certain mortgage loans, unimproved property or equity securities). Our board believes that the elimination of these restrictions is desirable as they will remove restrictions on potential transactions that could become available to us and that we could determine to be in our best interest. Although we have no intention of pursuing any of the investments limited by Article IX, we believe that increased flexibility could be advantageous and that the limitations are rarely, if ever, found in the charter of a listed REIT. Nevertheless, the proposed charter amendment does increase the risk that we will pursue transactions such as those referenced above, which, if such investments perform poorly, could adversely affect our results of operations and the value of your investment in us.

Provisions Regarding Limitations on Indebtedness

Article IX also limits our ability to incur indebtedness. Currently, our charter prohibits us from incurring debt that would cause our borrowings to exceed 50% of our assets (valued at cost before depreciation and other noncash reserves) unless a majority of the members of the Conflicts Committee approves the borrowing. In addition, over the long term, we have a policy of keeping our debt at no more than 50% of the cost of our assets (before depreciation) and, ideally, at significantly less than this 50% debt-to-real-estate-asset ratio. Although we currently have no intention of changing our borrowing policy, if the Second Articles are approved this charter restriction on our borrowings will be removed and we may become more highly leveraged, resulting in an increase in the amount of debt repayment. This, in turn, could increase our risk of default on our obligations and adversely affect our results of operations and our ability to make distributions to our stockholders. Despite these risks, we recommend this change because it is consistent with the removal of the Conflicts Committee from our charter, increases our flexibility to incur debt that might be in our best interest and lessens the administrative burdens associated with a higher debt level should we deem such debt to be in our best interest.

Provisions Regarding the Issuance of Certain Securities

Article IX also limits our ability to issue certain securities, including equity securities on a deferred-payment basis or other similar arrangement; debt securities in the absence of adequate cash flow to cover debt service; equity securities that are assessable; and equity securities redeemable solely at the option of the holder. If the Second Articles are approved, these restrictions will be removed and our board of directors will be able to issue the securities described above. Our board of directors recommends this change because it removes limitations on issuances of securities that our board of directors could determine to be in our best interest. Although we believe this flexibility is advantageous, the proposed charter amendment does increase the risk that we will issue securities that could negatively impact the value of your investment. In particular, the issuance of debt securities in the absence of adequate cash flow to cover the debt service would adversely affect our ability to make distributions to our stockholders. Similarly, if we issued equity securities redeemable solely at the option of the holder, we may be required to redeem securities at a time when we would otherwise prefer to utilize our cash for other purposes and this could also adversely affect our liquidity and ability to pay distributions to our stockholders. We have no current intention to issue any securities the issuance of which would be prohibited under our current charter.

Provisions Regarding Roll-ups

Article IX also imposes procedural protections relating to transactions in which our stockholders must exchange their shares for securities of another entity (a “roll-up transaction”). Among other protections, an appraisal of the company’s assets as of a date immediately prior to the announcement of the proposed roll-up transaction and meeting certain other requirements must be obtained from an independent expert in connection with any roll-up transaction. Stockholders who vote against any proposed roll-up transaction must be given the choice of (a) accepting the securities of the roll-up entity or (b) either (i) remaining as stockholders of the company and preserving their interests therein on the same terms and conditions as existed previously, or

(ii) receiving cash in an amount equal to the their proportionate share of the appraised value of the company. In addition, the company is prohibited from participating in any roll-up transaction in which certain stockholder rights in the roll-up entity such as voting and access to records are less than those currently provided to stockholders of the company. Further, if the roll-up transaction is not approved by the stockholders, the costs of the roll-up transaction may not be borne by the company. If the Second Articles are approved and our stockholders vote to approve a roll-up transaction, our stockholders will no longer receive the benefit of these protections. However, stockholder approval will continue to be required for us to effect a roll-up transaction. We recommend this change to increase our flexibility to enter into a roll-up transaction that our board of directors and our stockholders may believe to be in our best interest.

Provisions Regarding Exculpation and Indemnification

Our current charter provides for exculpation of our officers and directors, and provides for indemnification of our officers and directors and the advisor and its affiliates, but contains certain limits on our ability to indemnify and exculpate consistent with the limitations set forth in the NASAA REIT Guidelines. In order to conform our charter more closely with those used by listed REITs, and to retain and recruit qualified and experienced officers and directors, we are proposing to remove these limitations and instead provide that we shall exculpate and indemnify our officers and directors to the maximum extent permitted by Maryland law. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Maryland law also permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met. These amended provisions will provide our directors and officers with broader and more comprehensive exculpation and indemnification rights.

Although we believe that this change will improve our ability to retain and attract qualified directors and officers, the proposed charter amendment does increase the risk that we and our stockholders will not be able to recover monetary damages from our directors if they fail to meet the statutory standard of conduct as a result of negligence or misconduct (as to our non-independent directors) and gross negligence or intentional misconduct (as to our independent directors) or from our officers if they fail to satisfy their duties under Maryland law. In addition, the proposed charter amendment would provide for indemnification of our directors and officers and permit indemnification of the advisor and its affiliates in circumstances where indemnification is currently limited by our charter. The reduced ability to recover from directors and officers and the increased right to indemnification would be true not only for their future acts or omissions but also for acts or omissions prior to the date of the charter amendment. The proposed charter amendment also increases the risk that we will incur significant defense costs that would otherwise have to be borne by our directors or officers.

In addition to providing our directors and officers with additional rights with respect to exculpation and indemnification, removing these limitations from our charter will also permit us to indemnify our advisor to the maximum extent permitted by Maryland law, including for acts or omissions prior to the date of the charter amendment. To date, we have not agreed to expand the indemnification of our advisor beyond that permitted by the NASAA REIT Guidelines. Moreover, we intend to include such limits on indemnification of the advisor in our Corporate Governance Guidelines. As discussed above, however, charter restrictions are more protective than those set forth in corporate governance guidelines; therefore the proposed charter amendment does increase the risk that we might agree (i) to indemnify the advisor for certain losses that we would not be permitted to indemnify the advisor for under our current charter and (ii) to advance and bear the advisor’s defense costs in circumstances where our current charter would not permit such advancement.

Provisions Regarding Stockholder Voting and Access to Records

The Second Articles remove provisions relating to stockholder meetings, stockholder liability, stockholder voting rights, and stockholders’ ability to access a stockholder list, inspect the books and records of the company, and receive reports from the company. Each of these provisions were included in our charter to meet requirements imposed by the NASAA REIT Guidelines and are not consistent with the charters of listed REITs, which generally rely on Maryland law and their bylaws to govern stockholder meetings, voting and access to records. If the Second Articles are approved, we will amend our Bylaws to provide that a majority of our outstanding voting stock will be required to call a special meeting of stockholders, as opposed to 10% or more of our outstanding voting stock as required under our current charter. It will thus be more difficult under the Second Articles for our stockholders to call a special meeting. We believe this higher threshold enhances our anti-takeover defenses by making it more difficult for a potential acquirer to act outside of the annual meeting. In addition, this higher threshold reduces the risk that the company would be required to expend significant board and management time and expense related to a special meeting that reflects the interests of only a minority of the company’s stockholders. Although we believe the changes are in the best interest of the company, the proposed change may discourage others from trying to acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares. The proposed change may also increase the costs associated with trying to change the composition of our board of directors, which may deter changes that could otherwise be in your best interest.

Also, we will no longer be subject to a charter requirement to distribute an annual report with the following information specified by the NASAA REIT Guidelines: the ratio of the cost of raising capital during the period to the capital raised, the total operating expenses of the company stated as a percentage of average invested assets and as a percentage of net income, and a report from the independent directors that the policies being followed by the company are in the best interests of our stockholders and the basis for such determination. As a public reporting company, however, we will still continue to be subject to the rules and regulations promulgated by the SEC related to annual reports as well as the general provisions of Maryland law requiring us to prepare an annual statement of affairs. Thus, we expect to continue distributing an annual report to our stockholders with disclosure of the information required under the rules and regulations of the SEC.

In addition, under the Second Articles, the rights of stockholders to inspect and copy certain corporate documents, including the ability to obtain a list of stockholders, will be limited to the rights provided for under Maryland law. These rights are more restrictive than those included in our current charter. Maryland law allows any stockholder of a corporation to inspect the corporation’s bylaws, minutes of stockholder proceedings, annual statements of affairs and voting trust agreements on file at the corporation’s principal office and to request a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request. However, Maryland law permits only stockholders who for at least six months have been stockholders of record of at least five percent of the outstanding stock of any class of the corporation to inspect the corporation’s books of account and stock ledger, to request a statement of the corporation’s affairs and to request a stockholder list. Our current charter provides that any stockholder may request a copy of the stockholder list in connection with matters relating to stockholders’ voting rights, the exercise of stockholder rights under federal proxy laws or for any other proper and legitimate purpose. Our board of directors believes that these revisions increase the company’s ability to protect the privacy of its stockholders and reduce the company’s exposure to potentially exploitive mini-tender offers for shares of our stock by increasing the threshold at which stockholders may access information related to our stockholders. We believe the changes also enhance our anti-takeover defenses by making it more difficult for a potential acquirer to acquire shares or to contact stockholders for the purpose of trying to influence our management. Although we believe the changes are in the best interest of the company, the proposed charter changes may discourage others from trying to acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares. The proposed changes may also make it more difficult for our stockholders to communicate with each other to influence our management, which could result in policies, actions or board composition that are not as favorable to you as they otherwise would be.

The NASAA REIT Guidelines require that our charter provide that stockholders have the ability to amend our charter or dissolve our company without the concurrence of the board of directors. However, Maryland law provides that stockholders may not amend a company’s charter or dissolve a company unless the amendment or dissolution is first declared advisable by the company’s board of directors. Therefore, the Second Articles merely conform our charter to the requirements of Maryland law in this respect.

Currently, our stockholders have the ability to amend our Bylaws. The Second Articles provide that, subject to any limitations included in our Bylaws, our board of directors has the exclusive power to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws. We believe that this change will improve our anti-takeover defenses by requiring hostile bidders to change the composition of our board in order to effect certain bylaw amendments, such as an amendment that would shorten the notice requirements set by our bylaws for stockholders to nominate candidates for director positions. Although we believe the changes are in the best interest of the company, the proposed charter changes may discourage others from trying to acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares.

Provisions Regarding Investor Suitability

Our current charter imposes certain suitability and minimum investment requirements on investors in our common stock in accordance with the NASAA REIT Guidelines. Under the Second Articles, the provisions regarding suitability and minimum investment of stockholders would be deleted in their entirety. Removal of these provisions generally would provide stockholders with greater ability to sell shares, since prospective buyers would no longer be subject to the financial suitability standards imposed by the NASAA REIT Guidelines. In addition, the removal of these provisions would eliminate the minimum stockholding requirements, thus permitting transfers of shares in any amount. Furthermore, removal of these provisions eliminates the requirement that our sponsor or anyone selling shares on our behalf or on behalf of our sponsor make a determination that the purchase of our shares is a suitable and appropriate investment for the prospective stockholder. Rather, prospective stockholders or their financial advisers, or both, would determine for themselves whether an investment in the company is a suitable and appropriate investment, just as they would do for any exchange-listed company.

Provisions Regarding Distributions

As required by the NASAA REIT Guidelines, our current charter provides a specific discussion of our board’s ability to declare distributions and limits our board of directors’ ability to authorize distributions-in-kind. The Second Articles remove this provision and instead relies only on Maryland law to govern our ability to pay distributions. In addition, the Second Articles give the board of directors the specific authority to declare and pay a dividend in shares of one class of our stock to the holders of shares of another class of our stock. We do not believe that our current charter prohibits us from issuing a stock dividend. Nevertheless, one advantage of the proposed charter revision is that it eliminates any doubt as to our ability to issue stock dividends to our stockholders. We believe that it is beneficial to remove any ambiguity in this regard as a stock dividend of different classes of stock could be used to effect a staged listing of our shares on a national securities exchange. Some REITs have also used stock dividends in order to preserve cash while satisfying REIT distribution requirements.

Provisions Regarding Business Combinations

Our current charter exempts us from application of Maryland’s Business Combination Act. As discussed below, the Business Combination Act significantly limits the ability of beneficial owners of 10% or more of the voting power of our outstanding voting stock from pursuing a business combination with us without first obtaining board approval. The Second Articles would remove this exemption and thus the Business Combination Act would be applicable to business combinations with us.

Under the Business Combination Act, business combinations between a Maryland corporation and an interested stockholder or the interested stockholder’s affiliate are prohibited for five years after the most recent date on which the stockholder becomes an interested stockholder. For this purpose, the term “business combination” includes mergers, consolidations, share exchanges, asset transfers and issuances or reclassifications of equity securities. An “interested stockholder” is defined for this purpose as: (i) any person who beneficially owns 10% or more of the voting power of the corporation’s shares or (ii) an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting shares of the corporation. A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least: (i) 80% of the votes entitled to be cast by holders of outstanding voting shares of the corporation and (ii) two-thirds of the votes entitled to be cast by holders of voting shares of the corporation other than shares held by the interested stockholder or its affiliate with whom the business combination is to be effected, or held by an affiliate or associate of the interested stockholder. These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under the Maryland General Corporation Law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

None of these provisions will apply, however, to business combinations that are approved or exempted by the board of directors of the corporation prior to the time that the interested stockholder becomes an interested stockholder.

If the Second Articles are approved, the protections of the Business Combination Act will be available to us unless our board of directors determines by resolution to exempt us from application of the provisions. We believe that this change will improve our anti-takeover defenses by requiring bidders to negotiate with our board of directors in connection with any business combination. Although we believe the changes are in the best interest of the company, the proposed charter changes may discourage others from trying to acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares.

Provisions Regarding Control Share Acquisitions

Our current charter exempts us from application of Maryland’s Control Share Acquisition Act. As discussed below, the Control Share Acquisition Act limits the exercise of voting power by holders of a large number of our shares of common stock. The Second Articles would remove this exemption and thus the Control Share Acquisition Act would limit the voting rights of a holder of 10% or more of the voting power of our outstanding voting stock.

Under the Control Share Acquisition Act the control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, an officer of the corporation or an employee of the corporation who is also a director of the corporation are excluded from the vote on whether to accord voting rights to the control shares. “Control shares” are voting shares that, if aggregated with all other shares owned by the acquirer or with respect to which the acquirer has the right to vote or to direct the voting of, other than solely by virtue of revocable proxy, would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. Except as otherwise specified in the statute, a “control share acquisition” means the acquisition of control shares.

Once a person who has made or proposes to make a control share acquisition has undertaken to pay expenses and has satisfied other required conditions, the person may compel the board of directors to call a special meeting of stockholders to be held within 50 days of the demand to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved for the control shares at the meeting or if the acquiring person does not deliver an “acquiring person statement” for the control shares as required by the statute, the corporation may redeem any or all of the control shares for their fair value, except for control shares for which voting rights have previously been approved. Fair value is to be determined for this purpose without regard to the absence of voting rights for the control shares, and is to be determined as of the date of the last control share acquisition or of any meeting of stockholders at which the voting rights for control shares are considered and not approved.

If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of these appraisal rights may not be less than the highest price per share paid in the control share acquisition. Some of the limitations and restrictions otherwise applicable to the exercise of dissenters’ rights do not apply in the context of a control share acquisition.

The Control Share Acquisition Act does not apply to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or to acquisitions approved or exempted by the charter or bylaws of the corporation.

If the Second Articles are approved, the protections of the Control Share Acquisition Act will be available to us unless our board of directors determines by amendment to our Bylaws to exempt us from application of the provisions. These protections will make the company less susceptible to a hostile takeover. Although we believe the changes are in the best interest of the company, the proposed charter changes may discourage others from trying to acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares.

Provisions Regarding Subtitle 8

Our current charter exempts us from application of Subtitle 8 of Title 3 of the Maryland General Corporation Law related to unsolicited takeovers. As discussed below, Subtitle 8 limits the ability of stockholders to change the composition of a corporation’s board of directors. The Second Articles remove this exemption, and thus we could elect to be subject to Subtitle 8 and restrict our stockholders’ ability to change the composition of our board of directors. In addition, the Second Articles provide that pursuant to Subtitle 8, a vacancy on the board of directors shall be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred.

Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation (with a class of equity securities registered under the Securities Exchange Act of 1934, as amended, and at least three independent directors) to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions:

•	a classified board,

•	a two-thirds vote requirement for removing a director,

•	a requirement that the number of directors be fixed only by vote of the directors,

•	a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred, and

•	a majority requirement for the calling of a special meeting of stockholders.

Through provisions in our Bylaws unrelated to Subtitle 8, we already vest in our board of directors the exclusive power to fix the number of directorships. It is possible, however, that our board of directors may, without stockholder approval, elect to be subject to additional protections of Subtitle 8, which may further discourage others from trying to (i) acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares, or (ii) change the composition of our board of directors, which may make it more difficult to influence our management, which could result in policies, actions or board composition that are not as favorable to you as they otherwise would be.

Conforming Changes and Other Ministerial Modifications

The Second Articles reflect a number of changes and other modifications of a ministerial nature that are necessary in view of the changes being proposed. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to us or which need to be updated, and the necessary re-numbering and lettering of remaining provisions.

Summary of Specific Changes

Listed below, in summary form, are the specific changes that will be made to our current charter if the Second Articles are approved by our stockholders at the Annual Meeting. This does not identify certain immaterial changes. Please see the marked version of the charter attached as Exhibit B, which reflects all the proposed changes to our charter.

•

Deletion of definitions in Article IV that are no longer applicable as a result of the removal of certain provisions in the Second Articles and the revision of the definition of Independent Director to be based on NYSE rules and regulations.

•

Revision to Section 5.5 to provide that except as expressly set forth in the bylaws, the board of directors has the exclusive power to adopt, alter or repeal any provision of the bylaws and to make new bylaws.

•	Deletion of Section 5.8 regarding suitability and minimum investment of stockholders.

•	Deletion of Section 5.9 regarding the board of director’s ability to establish a dividend reinvestment plan.

•	Deletion of Section 5.10 regarding limitations on the board of directors’ ability to authorize distributions.

•

Revisions to Section 7.1 to provide that the board of directors shall never be less than the minimum required under Maryland law and to require that until a listing occurs, a majority of the board of directors be independent in accordance with the independent director standards established by the NYSE. Further revisions Section 7.1 to provide that only the board of directors may fill any vacancies on the board of directors, even if the remaining directors do not constitute a quorum and to eliminate the requirement that only the Conflicts Committee may nominate replacements for vacancies among the independent director positions.

•	Deletion of Section 7.2 regarding the term of directors.

•	Deletion of Section 7.3 regarding the required experience of directors.

•	Deletion of Section 7.4 regarding the board of directors’ ability to establish committees.

•	Deletion of Section 7.5 regarding the directors’ fiduciary obligation to the company and their fiduciary duty to supervise the relationship of the company and the advisor.

•

Deletion of Article VIII in its entirety regarding the company’s relationship with the advisor, including the following: appointment and initial investment of the advisor; supervision of the advisor by the board of directors; fiduciary obligations of the advisor to the company and stockholders; termination of the advisory agreement; disposition fee on sale of property; incentive fees; acquisition fees; reimbursement for total operating expenses; and corporate opportunities during the time the company is advised by the advisor.

•

Deletion of Article IX in its entirety regarding the company’s investment objectives and limitations, including the following: the requirement to establish written policies on the investment objectives of the company; limitations on transactions with affiliates; limitations on the issuance of options and warrants; limitations on the repurchase or capital stock; limitations on loans; limitations on leverage; limitations on investments in equity securities, commodity contracts, mortgage loans, unimproved real property; limitations on the issuance of certain securities; and limitations on roll-up transactions.

•	Deletion of Article X in its entirety regarding the establishment and responsibilities of the Conflicts Committee.

•

Deletion of Section 11.1 regarding requirements for meetings of stockholders and the ability to call a special meeting of stockholders upon the written request of not less than 10% of the outstanding shares entitled to be case on any issue proposed to be considered at the special meeting.

•	Deletion of Section 11.3 thereby removing the company’s inability to opt in to the Maryland Business Combination Statute and the Control Share Acquisition Statute.

•	Deletion of Section 11.4 thereby removing the company’s inability to take advantage of Subtitle 8 of Title 3 of the Maryland General Corporation Law.

•	Deletion of Section 11.5 regarding voting rights of stockholders and a stockholder’s ability to vote on certain matters.

•	Deletion of Section 11.6 regarding voting limitations on shares held by the Advisor, directors and affiliates.

•	Deletion of Section 11.7 regarding a stockholder’s right to inspect the books and records of the company.

•	Deletion of Section 11.8 regarding a stockholder’s ability to access the stockholder list.

•	Deletion of Section 11.9 regarding the company’s requirement to mail specific reports to its stockholders at the end of the fiscal year.

•	Deletion of Section 11.11 regarding the liability of stockholders.

•	Expansion of the company’s exculpation and indemnification of its officers and directors to the maximum extent permitted by Maryland law.

•	Expansion of the company’s obligation to advance defense expenses to a director or officer to the maximum extent permitted by Maryland law.

•	Elimination of limits (other than those imposed by Maryland law) on the company’s ability to indemnify the Advisor or advance defenses expenses to the Advisor.

•

Addition of Section 7.8 in the Second Articles to permit the board of directors to declare and pay a dividend in shares of one class of our stock to the holders of shares of another class of our stock.

If approved by our stockholders at the annual meeting, the amendments reflected in the Second Articles will be effected by our filing of the Second Articles with the State Department of Assessment and Taxation of the State of Maryland (the “SDAT”), and will become effective upon filing and acceptance for record by the SDAT. If approved, we plan to file the Second Articles immediately following the stockholder vote on the Second Articles. The text of the proposed Second Articles is attached hereto as Exhibit A and a marked version thereof against our existing charter, which shows the modifications proposed to be made, is attached hereto as Exhibit B.

Vote Required

Approval of the proposal to amend and restate our charter requires the affirmative vote of the holders of at least a majority of our outstanding shares of common stock entitled to vote thereon. You may vote for or against or abstain on the proposal to amend and restate our charter. Abstentions and broker non-votes will have the same effect as votes against the proposal to amend and restate our charter. Proxies received will be voted “FOR” the approval of the proposal to amend and restate our charter unless stockholders designate otherwise.

Appraisal Rights

Under Maryland law and our charter, you will not be entitled to rights of appraisal with respect to the proposed amendment and restatement of our charter. Accordingly, to the extent that you object to the proposed amendment and restatement of our charter, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.

Recommendation

Your board of directors unanimously recommends a vote “FOR” this proposal to amend and restate our charter because (i) the amended charter removes provisions that would become irrelevant should we become self-managed, (ii) the amended charter removes provisions that are not typically set forth in the charters of listed REITs and which could otherwise prevent us from pursuing opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities, (iii) and the amended charter improves our ability to defend against a hostile takeover.

PROPOSAL 3. ADJOURNMENT OF THE ANNUAL MEETING

At the annual meeting, you and the other stockholders will also vote to approve an adjournment of the annual meeting, including, if necessary, to solicit additional proxies in favor of Proposal 2 if there are not sufficient votes for the proposal.

Vote Required

Approval of the proposal to adjourn the annual meeting requires the affirmative vote of a majority of the votes cast at the annual meeting by the holders who are present in person or by proxy and entitled to vote. Abstentions and broker non-votes will have no effect on the outcome of the vote. Proxies received will be voted “FOR” approval of this proposal to adjourn the annual meeting unless stockholders designate otherwise.

Recommendation

Your board of directors unanimously recommends a vote “FOR” this proposal to adjourn the annual meeting.

STOCKHOLDER PROPOSALS

Any proposals by stockholders for inclusion in proxy solicitation material for the next annual meeting must be received by our secretary, Mr. Douglas P. Williams, at our executive offices no later than January 7, 2013. However, if we hold our annual meeting before June 18 or after August 17, stockholders must submit proposals for inclusion in our 2013 proxy statement within a reasonable time before we begin to print our proxy materials. If a stockholder wishes to present a proposal at the 2013 annual meeting, whether or not the proposal is intended to be included in the 2013 proxy materials, our bylaws require that the stockholder give advance written notice to our secretary no later than March 23, 2013.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.

Exhibit A

SECOND ARTICLES OF AMENDMENT AND RESTATEMENT

OF

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

FIRST: Wells Real Estate Investment Trust II, Inc., a Maryland corporation, desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is Wells Real Estate Investment Trust II, Inc. (the “Corporation”).

ARTICLE II

PURPOSE

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The name and address of the resident agent for service of process of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The resident agent is a Maryland corporation and a resident of the State of Maryland. The address of the Corporation’s principal office in the State of Maryland is 351 West Camden Street, Baltimore, Maryland 21201. The Corporation may have such other offices and places of business within or outside the State of Maryland as the board may from time to time determine.

ARTICLE IV

DEFINITIONS

As used herein, the following terms shall have the following meanings unless the context otherwise requires:

Capital Stock. All classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

Code. The term shall have the meaning as provided in Article II herein.

Common Stock. The term shall have the meaning as provided in Section 5.1 herein.

Common Stockholders. The registered holders of Common Stock.

Corporation. The term shall have the meaning as provided in Article I herein.

Independent Director. A Director who satisfies the independence requirements under the rules and regulations of the NYSE as in effect from time to time.

Listed. Approved for trading on the NYSE, Nasdaq/NMS, any successor to such entities or on any national securities exchange that has listing standards that the Securities and Exchange Commission determines by rule are substantially similar to the listing standards of the NYSE or Nasdaq/NMS. The term “Listing” shall have the correlative meaning.

MGCL. The Maryland General Corporation Law, as amended from time to time.

Nasdaq/NMS. National Market System of the Nasdaq Stock Market.

NYSE. New York Stock Exchange.

Person. An individual, corporation, association, business trust, estate, trust, partnership, limited liability company or other legal entity.

Preferred Stock. The term shall have the meaning as provided in Section 5.1 herein.

SDAT. The State Department of Assessments and Taxation of Maryland.

ARTICLE V

STOCK

Section 5.1. Authorized Shares. The Corporation has authority to issue 1,000,000,000 shares of Capital Stock, consisting of 900,000,000 shares of common stock, $0.01 par value per share (“Common Stock”), and 100,000,000 shares of preferred stock, $0.01 par value per share (“Preferred Stock”). The aggregate par value of all authorized shares of Capital Stock having par value is $10,000,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 5.2, 5.3 or 5.4 of this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. The board of directors, with the approval of a majority of the directors and without any action by the stockholders of the Corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of Capital Stock or the number of shares of Capital Stock of any class or series that the Corporation has the authority to issue.

Section 5.2. Common Stock. Subject to the provisions of Article VI, each share of Common Stock shall entitle the holder thereof to one vote. The board of directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of Capital Stock.

Section 5.3. Preferred Stock. The board of directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time in one or more series of Capital Stock.

Section 5.4. Classified or Reclassified Shares. Prior to the issuance of classified or reclassified shares of any class or series, the board of directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Capital Stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Capital Stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the SDAT. Any of the terms of any class or series of Capital Stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the board of directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Capital Stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

Section 5.5. Charter and Bylaws. All Persons who shall acquire Capital Stock in the Corporation shall acquire the same subject to the provisions of the charter and the bylaws. Except as expressly set forth in the bylaws, the Board of Directors shall have the exclusive power to adopt, alter or repeal any provision of the bylaws and to make new bylaws.

Section 5.6. No Preemptive Rights. No holder of shares of Capital Stock of any class shall have any preemptive right to subscribe to or purchase any additional shares of any class, or any bonds or convertible securities of any nature; provided, however, that the board of directors may, in authorizing the issuance of shares of Capital Stock of any class, confer any preemptive right that the board or directors may deem advisable in connection with such issuance.

Section 5.7. Issuance of Shares Without Certificates. The board of directors may authorize the issuance of shares of Capital Stock without certificates. The Corporation shall continue to treat the holder of uncertificated Capital Stock registered on its stock ledger as the owner of the shares noted therein until the new owner delivers a properly executed form provided by the Corporation for that purpose.

Section 5.8. Actions Required if Common Stock Not Listed. If by October 2015 the shares of Common Stock are not Listed, then the board of directors must either (a) adopt a resolution that sets forth a proposed amendment extending or eliminating this deadline, declare that the amendment is advisable and direct that the proposed amendment be submitted for consideration at either an annual or special meeting of the stockholders or (b) adopt a resolution that declares a proposed liquidation is advisable on substantially the terms and conditions set forth or referred to in the resolution and direct that the proposed transaction be submitted for consideration at either an annual or special meeting of the stockholders. If the board of directors seeks the amendment described in clause (a) above and the stockholders do not approve the amendment, then the board shall take the actions described in clause (b) above.

ARTICLE VI

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 6.1. Definitions. As used in this Article VI, the following terms shall have the following meanings:

Aggregate Stock Ownership Limit. 9.8% in value of the aggregate of the outstanding shares of Capital Stock. The value of the outstanding shares of Capital Stock shall be determined by the board of directors in good faith, which determination shall be conclusive for all purposes hereof.

Beneficial Ownership. Ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns,” “Beneficially Owning” and “Beneficially Owned” shall have the correlative meanings.

Business Day. Any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Charitable Beneficiary. One or more beneficiaries of the Trust as determined pursuant to Section 6.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Common Stock Ownership Limit. 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation. The number and value of outstanding shares of Common Stock of the Corporation shall be determined by the board of directors in good faith, which determination shall be conclusive for all purposes hereof.

Constructive Ownership. Ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning” and “Constructively Owned” shall have the correlative meanings.

Excepted Holder. A stockholder of the Corporation for whom an Excepted Holder Limit is created by this charter or by the board of directors pursuant to Section 6.2.7.

Excepted Holder Limit. The percentage limit established by the board of directors pursuant to Section 6.2.7 provided that the affected Excepted Holder agrees to comply with the requirements established by the board of directors pursuant to Section 6.2.7, and subject to adjustment pursuant to Section 6.2.8.

Initial Date. The date upon which the charter containing this Article VI is filed with the SDAT.

Market Price. With respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the board of directors or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined in good faith by the board of directors.

Prohibited Owner. With respect to any purported Transfer, any Person who but for the provisions of Section 6.2.1 would Beneficially Own or Constructively Own shares of Capital Stock and, if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

Restriction Termination Date. The first day on which the Corporation determines pursuant to Section 7.7 of the charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Transfer. Any issuance, sale, transfer, gift, assignment, devise or other disposition as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive distributions on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust. Any trust provided for in Section 6.3.1.

Trustee. The Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.

Section 6.2. Capital Stock.

Section 6.2.1. Ownership Limitations. Prior to the Restriction Termination Date:

(a) Basic Restrictions.

(i)(1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation (1) being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (2) otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code); provided, however, that this Section 6.2.1(a)(ii)(1) shall not apply to the Corporation’s first taxable year for which a REIT election is made.

(iii) Notwithstanding any other provisions contained herein, any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system) that, if effective, would result in the Capital Stock being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock; provided, however, that (1) this Section 6.2.1(a)(iii) shall not apply to a Transfer of shares of Capital Stock occurring in the Corporation’s first taxable year for which a REIT election is made and (2) the board of directors may waive this Section 6.2.1(a)(iii) if, in the opinion of the board of directors, such Transfer would not adversely affect the Corporation’s ability to qualify as a REIT.

(b) Transfer in Trust. If any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system) occurs that, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 6.2.1(a)(i) or Section 6.2.1(a)(ii),

(i) then that number of shares of Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 6.2.1(a)(i) or Section 6.2.1(a)(ii) (rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 6.3, effective as of the close of business on the Business Day prior to the date of such Transfer and such Person shall acquire no rights in such shares; provided, however,

(ii) if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.2.1(a)(i) or Section 6.2.1(a)(ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 6.2.1(a)(i) or Section 6.2.1(a)(ii) shall be void ab initio and the intended transferee shall acquire no rights in such shares of Capital Stock.

Section 6.2.2. Remedies for Breach. If the board of directors shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.2.1(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 6.2.1(a) (whether or not such violation is intended), the board of directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.2.1(a) shall automatically result in the transfer to the Trust described above and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the board of directors.

Section 6.2.3. Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 6.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 6.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 6.2.4. Owners Required to Provide Information. Prior to the Restriction Termination Date:

(a) every owner of 5% or more (or such higher percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock and other shares of the Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit.

(b) each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 6.2.5. Remedies Not Limited. Subject to Section 7.7, nothing contained in this Section 6.2 shall limit the authority of the board of directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT.

Section 6.2.6. Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.2, Section 6.3 or any definition contained in Section 6.1, the board of directors shall have the power to determine the application of the provisions of this Section 6.2 or Section 6.3 with respect to any situation based on the facts known to it. In the event Section 6.2 or Section 6.3 requires an action by the board of directors and the charter fails to provide specific guidance with respect to such action, the board of directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 6.1, 6.2 or 6.3.

Section 6.2.7. Exceptions.

(a) Subject to Section 6.2.1(a)(ii), the board of directors, in its sole discretion, may exempt a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i) the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no Person’s Beneficial Ownership or Constructive Ownership of such shares of Capital Stock will violate Section 6.2.1(a)(ii);

(ii) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the board of directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.2.1 through 6.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Section 6.2.1(b) and Section 6.3.

(b) Prior to granting any exception pursuant to Section 6.2.7(a), the board of directors may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case, in form and substance satisfactory to the board of directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the board of directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to Section 6.2.1(a)(ii), an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d) The board of directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

Section 6.2.8. Increase in Aggregate Stock Ownership Limit and Common Stock Ownership Limit. The board of directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit.

Section 6.2.9. Legend. Each certificate for shares of Capital Stock shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership, Constructive Ownership and Transfer for the purpose of the Corporation’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s charter: (a) no Person may Beneficially Own or Constructively Own shares of the Corporation’s Common Stock in excess of 9.8% (in value or number of shares) of the outstanding shares of Common Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (b) no Person may Beneficially Own or Constructively Own shares of Capital Stock of the Corporation in excess of 9.8% of the value of the total outstanding shares of Capital Stock of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (c) no Person may Beneficially Own or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (d) other than as provided in the Corporation’s charter, no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation. If any of the restrictions on Transfer or ownership are violated, the shares of Capital Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio.

All capitalized terms in this legend have the meanings defined in the charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge.

Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge. Such statement shall also be sent on request and without charge to stockholders who are issued shares without a certificate.

Section 6.3. Transfer of Capital Stock in Trust.

Section 6.3.1. Ownership in Trust. Upon any purported Transfer or other event described in Section 6.2.1(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 6.2.1(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.3.6.

Section 6.3.2. Status of Shares Held by the Trustee. Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Corporation. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee and shall have no rights to dividends or other distributions attributable to the shares held in the Trust.

Section 6.3.3. Distributions and Voting Rights. The Trustee shall have all voting rights and rights to distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such distribution to the Trustee upon demand, and any distribution authorized but unpaid shall be paid when due to the Trustee. Any distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust, and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trustee, the Trustee shall have the authority with respect to the shares held in the Trust (at the Trustee’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (b) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

Section 6.3.4. Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 6.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.3.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust ( e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust or (b) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust. Any net sale proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.3.4, such excess shall be paid to the Trustee upon demand.

Section 6.3.5. Purchase Right in Stock Transferred to the Trustee. Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (a) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) or (b) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 6.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

Section 6.3.6. Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (a) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 6.2.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Section 6.4. Settlement. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction is so permitted shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

Section 6.5. Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.

Section 6.6. Non-Waiver. No delay or failure on the part of the Corporation or the board of directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the board of directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VII

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 7.1. Number of Directors. The number of directors of the Corporation shall be nine, which number may be increased or decreased from time to time pursuant to the bylaws but shall never be less than the minimum number required by the MGCL. Until a Listing occurs, a majority of the seats on the board of directors will be for Independent Directors. No reduction in the number of directors shall cause the removal of any director from office prior to the expiration of his term, except as may otherwise be provided in the terms of any Preferred Stock issued by the Corporation. The names of the directors who shall serve on the board until the next annual meeting of the stockholders and until their successors are duly elected and qualified are:

Charles R. Brown
Richard W. Carpenter
Bud Carter
John L. Dixon
E. Nelson Mills
George W. Sands
Neil H. Strickland
Leo F. Wells, III
Douglas P. Williams

The Corporation elects to make the election provided for under Section 3-804(c) of the MGCL, that, except as may be provided by the Board of Directors in setting the terms of any class or series of stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred.

Section 7.2. REIT Qualification. If the Corporation elects to qualify for federal income tax treatment as a REIT, the board of directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the board of directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the board of directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The board of directors also may determine that compliance with any restriction or limitation on ownership and transfers of Capital Stock set forth in Article VI is no longer required for REIT qualification.

Section 7.3. Determinations by the Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the board of directors consistent with the charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its Capital Stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its Capital Stock or the payment of other distributions on its Capital Stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; and any matters relating to the acquisition, holding and disposition of any assets by the Corporation.

Section 7.4. Indemnification. The Corporation shall indemnify, to the fullest extent permitted by Maryland law, as applicable from time to time, its present and former directors and officers, whether serving or having served, the Corporation or at its request any other entity, for any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) relating to any action alleged to have been taken or omitted in such capacity as a director or officer. The Corporation shall pay or reimburse all reasonable expenses incurred by a present or former director or officer, whether serving or having served, the Corporation or at its request any other entity, in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in which the present or former director or officer is a party, in advance of the final disposition of the proceeding, to the fullest extent permitted by, and in accordance with the applicable requirements of, Maryland law, as applicable from time to time. The Corporation may indemnify any other persons, including a person who served a predecessor of the Corporation as an officer or director, permitted but not required to be indemnified by Maryland law as applicable from time to time, if and to extent indemnification is authorized and determined to be appropriate, in each case in accordance with applicable law. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate any of the benefits provided to directors and officers under this Section 7.4 in respect of any act or omission that occurred prior to such amendment or repeal.

Section 7.5. Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 7.6. Rights of Objecting Stockholders. Holders of shares of Capital Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL unless the board, upon the affirmative vote of a majority of the entire board, shall determine that such rights shall apply, with respect to all or any classes or series of Capital Stock, to a particular transaction or all transactions occurring after the date of such approval in connection with which holders of such shares of Capital Stock would otherwise be entitled to exercise such rights.

Section 7.7. Limitation of Director and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Section 7.7, nor the adoption or amendment of any other provision of the charter or bylaws inconsistent with this Section 7.7, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.

Section 7.8. Authority to Declare Stock Dividends of Different Classes. Subject to any preferential rights in favor of any class of Preferred Stock, the board of directors, in accordance with Section 2-309(c)(5)(i) of the MGCL, is hereby specifically authorized to, at any time, cause the Corporation to declare and pay a dividend payable in shares of any one class or multiple classes of Capital Stock to the holders of shares of any other class or classes of Capital Stock without obtaining stockholder approval.

ARTICLE IX

AMENDMENT

The Corporation reserves the right from time to time to make any amendment to the charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding Capital Stock.

THIRD: The amendment and restatement of the charter of the Corporation as hereinabove set forth were duly advised by the board of directors and approved by the stockholder of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Section 7.1 of the foregoing amendment and restatement of the charter.

SEVENTH: The undersigned President acknowledges the foregoing amendment and restatement of the charter to be the corporate act of the Corporation and as to all matters and facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

IN WITNESS WHEREOF, Wells Real Estate Investment Trust II, Inc., has caused the foregoing amendment and restatement of the charter to be signed in its name and on its behalf by its President and attested to by its Executive Vice President, Treasurer and Secretary on this      day of                     , 201    .

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

By:		(SEAL)
E. Nelson Mills
President

ATTEST

By:
Douglas P. Williams
Executive Vice President, Treasurer and Secretary

Exhibit B

SECOND ARTICLES OF AMENDMENT AND RESTATEMENT

OF

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

FIRST: Wells Real Estate Investment Trust II, Inc., a Maryland corporation, desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is Wells Real Estate Investment Trust II, Inc. (the “Corporation”).

ARTICLE II

PURPOSE

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The name and address of the resident agent for service of process of the Corporation in the State of Maryland is The Corporation Trust Incorporated, ~~300 East Lombard~~351 West Camden Street, Baltimore, Maryland ~~21202.~~21201. The resident agent is a Maryland corporation and a resident of the State of Maryland. The address of the Corporation’s principal office in the State of Maryland is ~~300 East Lombard~~351 West Camden Street, Baltimore, Maryland ~~21202.~~21201. The Corporation may have such other offices and places of business within or outside the State of Maryland as the board may from time to time determine.

ARTICLE IV

DEFINITIONS

As used herein, the following terms shall have the following meanings unless the context otherwise requires:

~~Acquisition Expenses. Expenses including but not limited to legal fees and expenses, travel and communications expenses, cost of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance and miscellaneous expenses related to selection and acquisition of properties, whether or not acquired.~~

~~Acquisition Fees. The total of all fees and commissions paid by any party to any party in connection with making or investing in mortgage loans or the purchase, development or construction of property by the Corporation. Included in the computation of such fees or commissions shall be any real estate commission, selection fee, Development Fee, Construction Fee, nonrecurring management fee, loan fees or points or any fee of a similar nature, however designated. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.~~

~~Advisor. The Person responsible for directing or performing the day-to-day business affairs of the Corporation, including a Person to which an Advisor subcontracts substantially all such functions.~~

~~Advisory Agreement. The agreement between the Corporation and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Corporation.~~

~~Affiliate. An Affiliate of another Person includes any of the following:~~

~~(a) any Person directly or indirectly owning, controlling or holding, with power to vote, 10% or more of the outstanding voting securities of such other Person;~~

~~(b) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with power to vote, by such other Person;~~

~~(c) any Person directly or indirectly controlling, controlled by or under common control with such other Person;~~

~~(d) any executive officer, director, trustee or general partner of such other Person; and~~

~~(e) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.~~

~~AMEX. American Stock Exchange.~~

~~Average Invested Assets. For a specified period, the average of the aggregate book value of the assets of the Corporation invested, directly or indirectly in equity interests in and loans secured by real estate, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.~~

Capital Stock. All classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

Code. The term shall have the meaning as provided in Article II herein.

Common Stock. The term shall have the meaning as provided in Section 5.1 herein.

Common Stockholders. The registered holders of Common Stock.

~~Conflicts Committee. The term shall have the meaning as provided in Section 10.1.~~

Corporation. The term shall have the meaning as provided in Article I herein.

~~Competitive Real Estate Commission. A real estate or brokerage commission paid for the purchase or sale of a property that is reasonable, customary and competitive in light of the size, type and location of the property~~.

~~Construction Fee. A fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitations on a property.~~

~~Contract Purchase Price. The amount actually paid or allocated in respect of the purchase, development, construction or improvement of a property exclusive of Acquisition Fees and Acquisition Expenses.~~

~~Development Fee. A fee for the packaging of the Corporation’s property, including the negotiation and approval of plans and any assistance in obtaining zoning and necessary variances and financing for a specific property, either initially or at a later date.~~

Independent ~~Directors. The directors of the Corporation who are not associated and have not been associated within the last two years, directly or indirectly, with the Sponsor or Advisor of the Corporation.~~

~~(a) A director shall be deemed to be associated with the Sponsor or Advisor if he or she:~~

~~(i) owns an interest in the Sponsor, Advisor or any of their Affiliates;~~

~~(ii) is employed by the Sponsor, Advisor or any of their Affiliates;~~

~~(iii) is an officer or director of the Sponsor, Advisor or any of their Affiliates;~~

~~(iv) performs services, other than as a director, for the Corporation;~~

~~(v) is a director for more than three REITs organized by the Sponsor or advised by the Advisor; or~~

~~(vi) has any material business or professional relationship with the Sponsor, Advisor or any of their Affiliates.~~

~~(b) Notwithstanding the foregoing, and consistent with (a)(v) above, serving as a director of or receiving director fees from or owning an interest in a REIT or other real estate program organized by the Sponsor or advised or managed by the Advisor or its Affiliates shall not, by itself, cause a director to be deemed associated with the Sponsor or the Advisor.~~

~~(c) For purposes of determining whether or not a business or professional relationship is material pursuant to (a)(vi) above, the gross revenue derived by the director from the Sponsor, Advisor and their Affiliates (excluding fees for serving as a director of the Corporation or other REIT or real estate program organized or advised or merged by the Advisor or its Affiliates) shall be deemed material per se if it exceeds 5% of the director’s:~~

~~(i) annual gross revenue, derived from all sources, during either of the last two years; or~~

~~(ii) net worth, on a fair market value basis.~~

~~(d) An indirect relationship shall include circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, Advisor any of their Affiliates or the Corporation.~~

~~Independent Expert. A Person (selected by the Conflicts Committee) with no material current or prior business or personal relationship with the Advisor or a director who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Corporation.~~

~~Initial Investment. An investment of $200,000 by the Advisor or an Affiliate thereof to acquire an equity interest in the Corporation, a subsidiary of the Corporation or Wells Operating Partnership II, L.P.~~

~~Leverage. The aggregate amount of indebtedness of the Corporation for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.~~Director. A Director who satisfies the independence requirements under the rules and regulations of the NYSE as in effect from time to time.

Listed. Approved for trading on the NYSE, ~~AMEX,~~ Nasdaq/NMS, any successor to such entities or on any national securities exchange that has listing standards that the Securities and Exchange Commission determines by rule are substantially similar to the listing standards of the NYSE~~, AMEX~~ or Nasdaq/NMS. The term “Listing” shall have the correlative meaning.

MGCL. The Maryland General Corporation Law, as amended from time to time.

~~NASAA REIT Guidelines. The Statement of Policy Regarding Real Estate Investment Trusts as revised and adopted by the North American Securities Administrators Association on May 7, 2007.~~

Nasdaq/NMS. National Market System of the Nasdaq Stock Market.

~~Net Assets. The total assets of the Corporation (other than intangibles) at cost, before deducting depreciation or other non-cash reserves, less total liabilities, calculated quarterly by the Corporation on a basis consistently applied.~~

~~Net Income. For any period, total revenues applicable to such period less the expenses applicable to such period other than additions to reserves for depreciation or bad debts or other similar non-cash reserves. If the Advisor receives an incentive fee, Net Income, for purposes of calculating Total Operating Expenses in Section 8.8, shall exclude the gain from the sale of the Corporation’s assets.~~

NYSE. New York Stock Exchange.

~~Organization and Offering Expenses. All expenses incurred by and to be paid from the assets of the Corporation in connection with and in preparing the Corporation for registration of and subsequently offering and distributing its shares to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys); expenses for printing, engraving and mailing; salaries of employees while engaged in sales activity; charges of transfer agents, registrars, trustees, escrow holders, depositaries and experts; and expenses of qualification of the sale of the securities under Federal and State laws, including taxes and fees, accountants’ and attorneys’ fees.~~

Person. An individual, corporation, association, business trust, estate, trust, partnership, limited liability company or other legal entity.

Preferred Stock. The term shall have the meaning as provided in Section 5.1 herein.

~~Prospectus. The term shall have the meaning as defined in Section 2(10) of the Securities Act of 1933, as amended (the “Securities Act”), including a preliminary prospectus, an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act or, in the case of an intrastate offering, any document by whatever name known utilized for the purpose of offering and selling securities to the public.~~

~~REIT. Real estate investment trust under Sections 856 through 860 of the Code.~~

~~Roll-Up Entity. A partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~Roll-Up Transaction. A transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Corporation and the issuance of securities of a Roll-Up Entity to the stockholders of the Corporation.~~

~~Such term does not include:~~

~~(a) a transaction involving securities of the Corporation that have been Listed for at least 12 months; or~~

~~(b) a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(i) the voting rights of Common Stockholders;~~

~~(ii) the term of existence of the Corporation;~~

~~(iii) Sponsor or Advisor compensation; or~~

~~(iv) the Corporation’s investment objectives.~~

SDAT. The State Department of Assessments and Taxation of Maryland.

~~Sponsor. Any Person directly or indirectly instrumental in organizing, wholly or in part, the Corporation or any Person who will control, manage or participate in the management of the Corporation, and any Affiliate of such Person. Not included is any Person whose only relationship with the Corporation is as that of an independent property manager of the Corporation’s assets and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services. A Person may also be deemed a Sponsor of the Corporation (as to be determined by the Conflicts Committee) by:~~

~~(a) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Corporation, either alone or in conjunction with one or more other Persons;~~

~~(b) receiving a material participation in the Corporation in connection with the founding or organizing of the business of the Corporation, in consideration of services or property, or both services and property;~~

~~(c) having a substantial number of relationships and contacts with the Corporation;~~

~~(d) possessing significant rights to control the Corporation’s properties;~~

~~(e) receiving fees for providing services to the Corporation which are paid on a basis that is not customary in the industry; or~~

~~(f) providing goods or services to the Corporation on a basis which was not negotiated at arms length with the Corporation.~~

~~Total Operating Expenses~~. ~~All expenses paid or incurred by the Corporation, as determined under generally accepted accounting principles, that are in any way related to the operation of the Corporation or to Corporation business, including advisory fees, but excluding (a) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and stock exchange listing of the Capital Stock; (b) interest payments; (c) taxes; (d) non-cash expenditures such as depreciation, amortization and bad debt reserves; (e) incentive fees paid in compliance with Section 8.6, notwithstanding the next succeeding clause (f); and (f) Acquisition Fees, Acquisition Expenses, real estate commissions on the resale of property and other expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).~~

~~Unimproved Real Property~~. ~~The real property of the Corporation that has the following three characteristics:~~

~~(a) such property was not acquired for the purpose of producing rental or other operating income;~~

~~(b) there is no development or construction in progress on such land; and~~

~~(c) no development or construction on such land is planned in good faith to commence on such land within one year.~~

ARTICLE V

STOCK

Section 5.1. Authorized Shares. The Corporation has authority to issue 1,000,000,000 shares of Capital Stock, consisting of 900,000,000 shares of common stock, $0.01 par value per share (“Common Stock”), and 100,000,000 shares of preferred stock, $0.01 par value per share (“Preferred Stock”). The aggregate par value of all authorized shares of Capital Stock having par value is $10,000,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 5.2, 5.3 or 5.4 of this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. The board of directors, with the approval of a majority of the directors and without any action by the stockholders of the Corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of Capital Stock or the number of shares of Capital Stock of any class or series that the Corporation has the authority to issue.

Section 5.2. Common Stock. Subject to the provisions of Article VI, each share of Common Stock shall entitle the holder thereof to one vote. The board of directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of Capital Stock.

Section 5.3. Preferred Stock. The board of directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time in one or more series of Capital Stock.

Section 5.4. Classified or Reclassified Shares. Prior to the issuance of classified or reclassified shares of any class or series, the board of directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Capital Stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Capital Stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the SDAT. Any of the terms of any class or series of Capital Stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the board of directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Capital Stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

Section 5.5. Charter and Bylaws. All Persons who shall acquire Capital Stock in the Corporation shall acquire the same subject to the provisions of the charter and the bylaws. Except as expressly set forth in the bylaws, the Board of Directors shall have the exclusive power to adopt, alter or repeal any provision of the bylaws and to make new bylaws.

Section 5.6. No Preemptive Rights. No holder of shares of Capital Stock of any class shall have any preemptive right to subscribe to or purchase any additional shares of any class, or any bonds or convertible securities of any nature; provided, however, that the board of directors may, in authorizing the issuance of shares of Capital Stock of any class, confer any preemptive right that the board or directors may deem advisable in connection with such issuance.

Section 5.7. Issuance of Shares Without Certificates. The board of directors may authorize the issuance of shares of Capital Stock without certificates. The Corporation shall continue to treat the holder of uncertificated Capital Stock registered on its stock ledger as the owner of the shares noted therein until the new owner delivers a properly executed form provided by the Corporation for that purpose.

Section 5.8. ~~Suitability and Minimum Investment of Stockholders. Until the Common Stock is Listed, the following provisions shall apply:~~

~~(a) To purchase Common Stock, the purchaser must represent to the Corporation:~~

~~(i) that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, the fiduciary account or the grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a minimum annual gross income of $70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $70,000; or~~

~~(ii) that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, the fiduciary account or the grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a net worth (excluding home, home furnishings and automobiles) of not less than $250,000.~~

~~Purchasers residing in a particular jurisdiction may be subject to heightened suitability requirements as set forth in the registration statement (as amended or supplemented) then in effect relating to an offering of the Common Stock.~~

~~(b) The Sponsor and each Person selling shares on behalf of the Sponsor or the Corporation shall make every reasonable effort to determine that the purchase of shares is a suitable and appropriate investment for each Common Stockholder. In making this determination, the Sponsor or each Person selling shares on behalf of the Sponsor or the Corporation shall ascertain that the prospective Common Stockholder: (i) meets the minimum income and net worth standards set forth in Section 5.8; (ii) can reasonably benefit from the Corporation based on the prospective stockholder’s overall investment objectives and portfolio structure; (iii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iv) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the stockholder may lose the entire investment; (3) the lack of liquidity of the shares; (4) the restrictions on transferability of the shares; (5) the background and qualifications of the Sponsor or the Advisor; and (6) the tax consequences of the investment. The Sponsor or each Person selling shares on behalf of the Sponsor or the Corporation shall make this determination on the basis of information it has obtained from a prospective stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, net worth, financial situation and other investments of the prospective stockholder, as well as any other pertinent factors. The Sponsor or each Person selling shares on behalf of the Sponsor or the Corporation shall maintain records of the information used to determine that an investment in shares is suitable and appropriate for a Common Stockholder. The Sponsor or each Person selling shares on behalf of the Sponsor or the Corporation shall maintain these records for at least six years.~~

~~(c) Each issuance or transfer of shares of Common Stock shall comply with the requirements regarding minimum initial and subsequent cash investment amounts set forth in any then effective registration statement of the Corporation as such registration statement has been amended or supplemented as of the date of such issuance or transfer or any higher or lower applicable state requirements with respect to minimum initial and subsequent cash investment amounts in effect as of the date of the issuance or transfer.~~

~~Section 5.9. Dividend Reinvestment Plans. The board may establish, from time to time, a dividend reinvestment plan or plans. Under any dividend reinvestment plan, (a) all material information regarding dividends to the Common Stockholders and the effect of reinvesting such dividends, including the tax~~

~~consequences thereof, shall be provided to the Common Stockholders not less often than annually, and (b) each Common Stockholder participating in such plan shall have a reasonable opportunity to withdraw from the plan not less often than annually after receipt of the information required in clause (a) above.~~

~~Section 5.10. Distributions. Only the board of directors may authorize payments to stockholders in connection with their stock. The decision to authorize a distribution, like all other board decisions, shall be made in good faith, in a manner reasonably believed to be in the best interest of the corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances. Until the board of directors determines that it is no longer in the best interest of the Corporation to qualify as a REIT, the board of directors are to authorize dividends to the extent necessary to preserve the status of the Corporation as a REIT.~~

~~Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of the charter or distributions that meet all of the following conditions: (a) the board of directors advises each Common Stockholder of the risks associated with direct ownership of the property, (b) the board of directors offers each Common Stockholder the election of receiving such in-kind distributions and (c) in-kind distributions are made only to those Common Stockholders who accept such offer.Section 5.11.~~ Actions Required if Common Stock Not Listed. If by October 2015 the shares of Common Stock are not Listed, then the board of directors must either (a) adopt a resolution that sets forth a proposed amendment extending or eliminating this deadline, declare that the amendment is advisable and direct that the proposed amendment be submitted for consideration at either an annual or special meeting of the stockholders or (b) adopt a resolution that declares a proposed liquidation is advisable on substantially the terms and conditions set forth or referred to in the resolution and direct that the proposed transaction be submitted for consideration at either an annual or special meeting of the stockholders. If the board of directors seeks the amendment described in clause (a) above and the stockholders do not approve the amendment, then the board shall take the actions described in clause (b) above.

ARTICLE VI

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 6.1. Definitions. As used in this Article VI, the following terms shall have the following meanings:

Aggregate Stock Ownership Limit. 9.8% in value of the aggregate of the outstanding shares of Capital Stock. The value of the outstanding shares of Capital Stock shall be determined by the board of directors in good faith, which determination shall be conclusive for all purposes hereof.

Beneficial Ownership. Ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns,” “Beneficially Owning” and “Beneficially Owned” shall have the correlative meanings.

Business Day. Any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Charitable Beneficiary. One or more beneficiaries of the Trust as determined pursuant to Section 6.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Common Stock Ownership Limit. 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation. The number and value of outstanding shares of Common Stock of the Corporation shall be determined by the board of directors in good faith, which determination shall be conclusive for all purposes hereof.

Constructive Ownership. Ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning” and “Constructively Owned” shall have the correlative meanings.

Excepted Holder. A stockholder of the Corporation for whom an Excepted Holder Limit is created by this charter or by the board of directors pursuant to Section 6.2.7.

Excepted Holder Limit. The percentage limit established by the board of directors pursuant to Section 6.2.7 provided that the affected Excepted Holder agrees to comply with the requirements established by the board of directors pursuant to Section 6.2.7, and subject to adjustment pursuant to Section 6.2.8.

Initial Date. The date upon which the charter containing this Article VI is filed with the SDAT.

Market Price. With respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the board of directors or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined in good faith by the board of directors.

Prohibited Owner. With respect to any purported Transfer, any Person who but for the provisions of Section 6.2.1 would Beneficially Own or Constructively Own shares of Capital Stock and, if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

Restriction Termination Date. The first day on which the Corporation determines pursuant to Section 7.7 of the charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Transfer. Any issuance, sale, transfer, gift, assignment, devise or other disposition as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive distributions on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust. Any trust provided for in Section 6.3.1.

Trustee. The Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.

Section 6.2. Capital Stock.

Section 6.2.1. Ownership Limitations. Prior to the Restriction Termination Date:

(a) Basic Restrictions.

(i)(1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation (1) being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (2) otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code); provided, however, that this Section 6.2.1(a)(ii)(1) shall not apply to the Corporation’s first taxable year for which a REIT election is made.

(iii) Notwithstanding any other provisions contained herein, any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system) that, if effective, would result in the Capital Stock being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock; provided, however, that (1) this Section 6.2.1(a)(iii) shall not apply to a Transfer of shares of Capital Stock occurring in the Corporation’s first taxable year for which a REIT election is made and (2) the board of directors may waive this Section 6.2.1(a)(iii) if, in the opinion of the board of directors, such Transfer would not adversely affect the Corporation’s ability to qualify as a REIT.

(b) Transfer in Trust. If any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system) occurs that, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 6.2.1(a)(i) or Section 6.2.1(a)(ii),

(i) then that number of shares of Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 6.2.1(a)(i) or Section 6.2.1(a)(ii) (rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 6.3, effective as of the close of business on the Business Day prior to the date of such Transfer and such Person shall acquire no rights in such shares; provided, however,

(ii) if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.2.1(a)(i) or Section 6.2.1(a)(ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 6.2.1(a)(i) or Section 6.2.1(a)(ii) shall be void ab initio and the intended transferee shall acquire no rights in such shares of Capital Stock.

Section 6.2.2. Remedies for Breach. If the board of directors shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.2.1(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 6.2.1(a) (whether or not such violation is intended), the board of directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.2.1(a) shall automatically result in the transfer to the Trust described above and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the board of directors.

Section 6.2.3. Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 6.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 6.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 6.2.4. Owners Required to Provide Information. Prior to the Restriction Termination Date:

(a) every owner of 5% or more (or such higher percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock and other shares of the Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit.

(b) each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 6.2.5. Remedies Not Limited. Subject to Section 7.7, nothing contained in this Section 6.2 shall limit the authority of the board of directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT.

Section 6.2.6. Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.2, Section 6.3 or any definition contained in Section 6.1, the board of directors shall have the power to determine the application of the provisions of this Section 6.2 or Section 6.3 with respect to any situation based on the facts known to it. In the event Section 6.2 or Section 6.3 requires an action by the board of directors and the charter fails to provide specific guidance with respect to such action, the board of directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 6.1, 6.2 or 6.3.

Section 6.2.7. Exceptions.

(a) Subject to Section 6.2.1(a)(ii), the board of directors, in its sole discretion, may exempt a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i) the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no Person’s Beneficial Ownership or Constructive Ownership of such shares of Capital Stock will violate Section 6.2.1(a)(ii);

(ii) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the board of directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.2.1 through 6.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Section 6.2.1(b) and Section 6.3.

(b) Prior to granting any exception pursuant to Section 6.2.7(a), the board of directors may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case, in form and substance satisfactory to the board of directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the board of directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to Section 6.2.1(a)(ii), an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d) The board of directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

Section 6.2.8. Increase in Aggregate Stock Ownership Limit and Common Stock Ownership Limit. The board of directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit.

Section 6.2.9. Legend. Each certificate for shares of Capital Stock shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership, Constructive Ownership and Transfer for the purpose of the Corporation’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”).

Subject to certain further restrictions and except as expressly provided in the Corporation’s charter: (a) no Person may Beneficially Own or Constructively Own shares of the Corporation’s Common Stock in excess of 9.8% (in value or number of shares) of the outstanding shares of Common Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (b) no Person may Beneficially Own or Constructively Own shares of Capital Stock of the Corporation in excess of 9.8% of the value of the total outstanding shares of Capital Stock of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (c) no Person may Beneficially Own or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (d) other than as provided in the Corporation’s charter, no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation. If any of the restrictions on Transfer or ownership are violated, the shares of Capital Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio.

~~Until the Common Stock is Listed, to purchase Common Stock, the purchaser must represent to the Corporation: (i) that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, fiduciary account or grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a minimum annual gross income of $70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $70,000; (ii) that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, fiduciary account or grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a net worth (excluding home, home furnishings and automobiles) of not less than $250,000; and/ or (iii) that the purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, fiduciary account or grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) meets the more stringent suitability standards of such person’s jurisdiction as set forth in any then effective registration statement of the Corporation as such registration statement has been amended or supplemented as of the date of such issuance. Until the Common Stock is Listed, each transfer of shares of Common Stock shall comply with the requirements regarding minimum initial and subsequent cash investment amounts set forth in any then effective registration statement of the Corporation as such registration statement has been amended or supplemented as of the date of such issuance or transfer or any higher or lower applicable state requirements with respect to minimum initial and subsequent cash investment amounts in effect as of the date of the issuance or transfer.~~

All capitalized terms in this legend have the meanings defined in the charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge.

Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge. Such statement shall also be sent on request and without charge to stockholders who are issued shares without a certificate.

Section 6.3. Transfer of Capital Stock in Trust.

Section 6.3.1. Ownership in Trust. Upon any purported Transfer or other event described in Section 6.2.1(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 6.2.1(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.3.6.

Section 6.3.2. Status of Shares Held by the Trustee. Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Corporation. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee and shall have no rights to dividends or other distributions attributable to the shares held in the Trust.

Section 6.3.3. Distributions and Voting Rights. The Trustee shall have all voting rights and rights to distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such distribution to the Trustee upon demand, and any distribution authorized but unpaid shall be paid when due to the Trustee. Any distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust, and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trustee, the Trustee shall have the authority with respect to the shares held in the Trust (at the Trustee’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (b) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

Section 6.3.4. Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 6.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.3.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust ( e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust or (b) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust. Any net sale proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.3.4, such excess shall be paid to the Trustee upon demand.

Section 6.3.5. Purchase Right in Stock Transferred to the Trustee. Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (a) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) or (b) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 6.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

Section 6.3.6. Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (a) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 6.2.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Section 6.4. Settlement. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction is so permitted shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

Section 6.5. Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.

Section 6.6. Non-Waiver. No delay or failure on the part of the Corporation or the board of directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the board of directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VII

~~BOARD OF~~PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 7.1. Number of Directors. The number of directors of the Corporation shall be ~~eight~~nine, which number may be increased or decreased from time to time pursuant to the bylaws but shall never be less than ~~three. A~~the minimum number required by the MGCL. Until a Listing occurs, a majority of the seats on the board of directors will be for Independent Directors~~. The Conflicts Committee shall nominate replacements for vacancies amongst the Independent Director positions~~. No reduction in the number of directors shall cause the removal of any director from office prior to the expiration of his term, except as may otherwise be provided in the terms of any Preferred Stock issued by the Corporation. The names of the directors who shall serve on the board until the next annual meeting of the stockholders and until their successors are duly elected and qualified are:

Charles R. Brown
Richard W. Carpenter
Bud Carter
~~Donald S. Moss~~
John L. Dixon
E. Nelson Mills
~~Walter W. Sessoms~~George W. Sands
Neil H. Strickland
Leo F. Wells, III
Douglas P. Williams
~~W. Wayne Woody~~

The Corporation elects to make the election provided for under Section 3-804(c) of the MGCL, that, except as may be provided by the Board of Directors in setting the terms of any class or series of stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred.

Section 7.2. ~~Term of Directors. Each director shall hold office for one year, until the next annual meeting of stockholders and until his successor is duly elected and qualified. Directors may be elected to an unlimited number of successive terms.~~

~~Section 7.3. Experience. Each director who is not an Independent Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Corporation. At least one of the Independent Directors shall have three years of relevant real estate experience.~~

~~Section 7.4. Committees. The board may establish such committees as it deems appropriate, provided that the majority of the members of each committee are Independent Directors.~~

~~Section 7.5. Fiduciary Obligations. The directors are fiduciaries of the Corporation and its stockholders. The directors have a fiduciary duty to the stockholders to supervise the relationship between the Corporation and the Advisor.~~

~~Section 7.6. Ratification of Charter. At the first meeting of the board of directors following the date of this amendment and restatement of the charter, the board of directors and the Conflicts Committee shall each review~~

~~and ratify the charter by majority vote.Section 7.7.~~ REIT Qualification. If the Corporation elects to qualify for federal income tax treatment as a REIT, the board of directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the board of directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the board of directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The board of directors also may determine that compliance with any restriction or limitation on ownership and transfers of Capital Stock set forth in Article VI is no longer required for REIT qualification.

Section ~~7.8.~~7.3. Determinations by the Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the board of directors consistent with the charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its Capital Stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its Capital Stock or the payment of other distributions on its Capital Stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; and any matters relating to the acquisition, holding and disposition of any assets by the Corporation.

~~ARTICLE VIII~~

~~ADVISOR~~

Section ~~8.1. Appointment and Initial Investment of Advisor. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. Before the initial public offering of the Corporation, the Advisor shall have made the Initial Investment. The Advisor or any such Affiliate may not sell the equity interest acquired with its Initial Investment while the Advisor remains an Advisor but may transfer the interest in the Corporation acquired with its Initial Investment to its Affiliates.~~7.4. Indemnification. The Corporation shall indemnify, to the fullest extent permitted by Maryland law, as applicable from time to time, its present and former directors and officers, whether serving or having served, the Corporation or at its request any other entity, for any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) relating to any action alleged to have been taken or omitted in such capacity as a director or officer. The Corporation shall pay or reimburse all reasonable expenses incurred by a present or former director or officer, whether serving or having served, the Corporation or at its request any other entity, in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in which the present or former director or officer is a party, in advance of the final disposition of the proceeding, to the fullest extent permitted by, and in accordance with the applicable requirements of, Maryland law, as applicable from time to time. The Corporation may indemnify any other persons, including a person who served a predecessor of the Corporation as an officer or director, permitted but not required to be indemnified by Maryland law as applicable from time to time, if and to extent indemnification is authorized and determined to be appropriate, in each case in accordance with applicable law. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate any of the benefits provided to directors and officers under this Section 7.4 in respect of any act or omission that occurred prior to such amendment or repeal.

~~Section 8.2. Supervision of Advisor. The board of directors shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be~~

~~reflected in the minutes of the meetings of the board of directors. The board of directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the board. The Conflicts Committee shall determine at least annually whether the expenses incurred by the Corporation are reasonable in light of the investment performance of the Corporation, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. The Conflicts Committee shall determine from time to time and at least annually that the compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by the charter. Each such determination shall be reflected in the minutes of the meetings of the board. The Conflicts Committee shall also supervise the performance of the Advisor and the compensation paid to the Advisor by the Corporation to determine that the provisions of the Advisory Agreement are being met. Each such determination shall be based on factors such as (a) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Corporation’s portfolio; (b) the success of the Advisor in generating opportunities that meet the investment objectives of the Corporation; (c) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services; (d) additional revenues realized by the Advisor and its Affiliates through their relationship with the Corporation, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Corporation or by others with whom the Corporation does business; (e) the quality and extent of service and advice furnished by the Advisor; (f) the performance of the Corporation’s portfolio, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and (g) the quality of the Corporation’s portfolio relative to the investments generated by the Advisor for its own account. The Conflicts Committee may also consider all other factors that it deems relevant, and its findings on each of the factors considered shall be recorded in the minutes of the board of directors. The board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Corporation and whether the compensation provided for in its contract with the Corporation is justified.~~

~~Section 8.3. Fiduciary Obligations. The Advisor is a fiduciary of the Corporation and its stockholders.~~

~~Section 8.4. Termination. Either the Conflicts Committee (by majority vote) or the Advisor may terminate the Advisory Agreement on 60 days written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Corporation and the board of directors in making an orderly transition of the advisory function.~~

~~Section 8.5. Disposition Fee on Sale of Property. If the Advisor or a director or Sponsor or any Affiliate thereof provides a substantial amount of the services in the effort to sell the property of the Corporation, that Person may receive an amount up to 3% of the sales price of such property or properties; provided, however, that the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the sales price of such property or properties.~~

~~Section 8.6. Incentive Fees. An interest in the gain from the sale of assets of the Corporation (as opposed to real estate commissions, which are the subject of Section 8.5) shall be allowed provided that (a) the interest in the gain must be reasonable, and (b) if multiple Advisors are involved, incentive fees must be distributed by a proportional method reasonably designed to reflect the value added to the Corporation’s assets by each respective Advisor and its Affiliates. Such an interest in gain from the sale of assets of the Corporation shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to Common Stockholders, in the aggregate, of an amount equal to 100% of the original issue price of the Common Stock, plus an amount equal to 6% of the original issue price of the Common Stock per annum cumulative. Distribution of incentive fees to the Advisor or its Affiliates in proportion to the length of time served as Advisor while such property was held by the Corporation or in proportion to the fair market value of the asset at the time of the Advisor’s termination and the fair market value of the asset upon its disposition by the~~

~~Corporation shall be considered reasonable methods by which to apportion incentive fees. For purposes of this Section, the original issue price of the Common Stock shall be reduced by prior cash distributions to Common Stockholders of net proceeds from the sale of assets of the Corporation.~~

~~Section 8.7. Acquisition Fees. The Corporation shall not purchase a property or invest in or make a mortgage loan if the Acquisition Fees and Acquisition Expenses incurred in connection therewith are not reasonable or exceed 6% of the Contract Purchase Price or, in the case of a mortgage loan, 6% of the funds advanced unless the Conflicts Committee approves (by majority vote) the Acquisition Fees and Acquisition Expenses and determines the transaction to be commercially competitive, fair and reasonable to the Corporation. The Corporation may pay Acquisition Fees and Acquisition Expenses in advance of property-acquisition services provided that the method of allocating such Acquisition Fees and Acquisition Expenses to subsequent property or mortgage investments for purposes of the limit set forth in the preceding sentence is reasonable or has been approved by the Conflicts Committee.~~

~~Section 8.8. Reimbursement for Total Operating Expenses. The Conflicts Committee shall have the responsibility of limiting Total Operating Expenses to amounts that do not exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for the four consecutive fiscal quarters then ended unless it has made a finding that, based on unusual and non-recurring factors that it deems sufficient, a higher level of expenses (an “Excess Amount”) is justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings. Within 60 days after the end of any fiscal quarter of the Corporation for which there is an Excess Amount for the 12 months then ended, there shall be sent to the Common Stockholders a written disclosure of such fact, together with an explanation of the factors the Conflicts Committee considered in determining that such Excess Amount was justified. In the event that the Conflicts Committee does not determine that excess expenses are justified, the Advisor shall reimburse the Corporation at the end of the 12-month period the amount by which the aggregate annual expenses paid or incurred by the Corporation exceeded the 2%/25% Guidelines.~~

~~Section 8.9. Corporate Opportunities. For so long as the Corporation is externally advised by the Advisor or an Affiliate thereof, the Corporation has no interest in any opportunity known to the Advisor unless it has been recommended to the Corporation by the Advisor. The preceding sentence shall be of no consequence except in connection with the application of the corporate opportunity doctrine.~~

~~ARTICLE IX~~

~~INVESTMENT OBJECTIVES AND LIMITATIONS~~

~~Section 9.1. Investment Objectives. The board of directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Corporation and the Advisor to assure that such policies are carried out. The Conflicts Committee shall review the investment policies of the Corporation with sufficient frequency (not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of the Common Stockholders. Each such determination and the basis therefore shall be set forth in the minutes of the meetings of the board of directors.~~

~~Section 9.2. Limitations on Acquisitions from Affililates. The Corporation may not purchase or lease properties in which the Advisor, a Sponsor, a director or an Affiliate thereof has an interest without a determination by the Conflicts Committee (by majority vote) that such transaction is fair and reasonable to the Corporation and at a price to the Corporation no greater than the cost of the property to the Affiliated seller or lessor unless there is substantial justification for the excess amount. Notwithstanding the preceding sentence, in no event may the Corporation acquire any such property at an amount in excess of its current appraised value as determined by an Independent Expert.~~

~~Section 9.3. Limitations on Sales to Affiliates. The Corporation shall not transfer or lease assets to a Sponsor, the Advisor, a director or an Affiliate thereof unless approved by the Conflicts Committee (by majority vote) as being fair and reasonable to the Corporation.~~

~~Section 9.4. Limitations on Other Transactions Involving Affiliates. The Conflicts Committee (by majority vote) must conclude that all other transactions, including joint ventures, between the Corporation and a Sponsor, the Advisor, a director or an Affiliate thereof are fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from unaffiliated third parties.~~

~~Section 9.5. Limitations on the Issuance of Options and Warrants. Until the Common Stock of the Corporation is Listed, the Corporation shall not issue options or warrants to purchase Capital Stock to the Advisor, a Sponsor, a director or any Affiliate thereof, except on the same terms as such options or warrants are sold to the general public. The foregoing restriction shall not apply with respect to equity awards issued to Independent Directors at any time after the Corporation has been advised that the NASAA Direct Participation Program Policy Group has determined that such awards are permitted under the NASAA REIT Guidelines. Until the Common Stock of the Corporation is Listed, the Corporation may not issue options or warrants at exercise prices less than the fair market value of the underlying securities on the date of grant nor for consideration (which may include services) that in the judgment of the Conflicts Committee has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, a Sponsor, a director or any Affiliate thereof shall not exceed an amount equal to 10% of the outstanding shares of Capital Stock on the date of grant.~~

~~Section 9.6. Limitations on the Repurchase of Capital Stock. The Corporation may not pay a fee to the Advisor, a Sponsor, a director or an Affiliate thereof in connection with the Corporation’s repurchase of shares of Capital Stock.~~

~~Section 9.7. Limitations on Loans. The Corporation will not make any loans to a Sponsor, the Advisor, a director or an Affiliate thereof except as provided in Section 9.12 or to wholly owned subsidiaries (directly or indirectly) of the Corporation. The Corporation will not borrow from such parties unless the Conflicts Committee (by majority vote) approves the transaction as being fair, competitive and commercially reasonable and no less favorable to the Corporation than comparable loans between unaffiliated parties. These restrictions on loans apply to advances of cash that are commonly viewed as loans, as determined by the board of directors. By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought nor would the prohibition limit the Corporation’s ability to advance reimbursable expenses incurred by directors or officers or the Advisor or its Affiliates.~~

~~Section 9.8. Limitations on Leverage. The aggregate borrowings of the Corporation, secured and unsecured, shall be reviewed by the board of directors at least quarterly. The maximum amount of such borrowings in relation to the Net Assets shall not exceed 100% in the absence of a satisfactory showing that a higher level of borrowings is appropriate. Any excess in borrowings over such 100% level shall be approved by the Conflicts Committee (by majority vote) and disclosed to the Common Stockholders in the next quarterly report of the Corporation, along with justification for such excess.~~

~~Section 9.9. Limitations on Investments in Equity Securities. The Corporation may not invest in equity securities unless the Conflicts Committee (by majority vote) approves such investment as being fair, competitive and commercially reasonable.~~

~~Section 9.10. Limitations on Investments in Commodities Contracts. The Corporation may not invest in commodities or commodity futures contracts, except for futures contracts used solely for the purpose of hedging in connection with the ordinary business of investing in real estate assets and mortgages.~~

~~Section 9.11. Limitations Regarding Mortgage Loans. The Corporation may not make or invest in mortgage loans unless an appraisal is obtained concerning the underlying property, except for those mortgage loans insured or guaranteed by a government or government agency. In cases in which the Conflicts Committee (by majority vote) so determines, and in all cases in which the transaction is with the Advisor, a director, a Sponsor or an Affiliate thereof, such an appraisal must be obtained from an Independent Expert concerning the underlying property. The Corporation shall keep the appraisal for at least five years and make it available for inspection and duplication by any Common Stockholder. The Corporation shall obtain a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title. Further, the Advisor and the board of directors shall observe the following policies in connection with investing in or making mortgage loans:~~

~~(a)~~	~~The Corporation shall not invest in real estate contracts of sale, otherwise known as land sale contracts, unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.~~

~~(b)~~	~~The Corporation shall not make or invest in mortgage loans, including construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless the board determines that a substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation,” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds 5% per annum of the principal balance of the loan.~~

~~(c)~~	~~The Corporation may not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of the Advisor, a Sponsor, a director or an Affiliate of the Corporation.~~

~~Section 9.12. Limitations on Investments in Unimproved Real Property. The Corporation may not make investments in Unimproved Real Property or mortgage loans on Unimproved Real Property in excess of 10% of the Corporation’s total assets.~~

~~Section 9.13. Limitations on Issuances of Securities. The Corporation may not (a) issue equity securities on a deferred payment basis or other similar arrangement; (b) issue debt securities in the absence of adequate cash flow to cover debt service; (c) issue equity securities that are assessable; or (d) issue equity securities redeemable solely at the option of the holder, which restriction has no affect on the Corporation’s ability to implement a share repurchase program.~~

~~Section 9.14. Limitations on Roll-Up Transactions. In connection with any proposed Roll-Up Transaction, an appraisal of all of the Corporation’s assets shall be obtained from a competent Independent Expert. If the appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and, if applicable, the states in which registration of such securities is sought, as an exhibit to the registration statement for the offering. The appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a 12-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Corporation and its stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to each Common Stockholder who votes against the proposed Roll-Up Transaction the choice of:~~

~~(a)~~	~~accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(b)~~	~~one of the following:~~

~~(i) remaining as a Common Stockholder of the Corporation and preserving its interests therein on the same terms and conditions as existed previously; or~~

~~(ii) receiving cash in an amount equal to the stockholder’s pro rata share of the appraised value of the Net Assets of the Corporation.~~

~~The Corporation is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(a) that would result in the Common Stockholders having voting rights in a Roll-Up Entity that are less than the rights set forth in Article XI hereof;~~

~~(b) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or that would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of shares held by that investor;~~

~~(c) in which investors’ rights of access to the records of the Roll-Up Entity will be less than those described in Section 11.8 and Section 11.9 hereof; or~~

~~(d) in which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is not approved by the Common Stockholders.~~

~~ARTICLE X~~

~~CONFLICTS OF INTEREST~~

~~Section 10.1. Conflicts Committee.~~

~~(a) During any time that the Corporation is advised by the Advisor, there shall be a committee (the “Conflicts Committee”) of the board of directors comprised of all of the Independent Directors. The Conflicts Committee shall have the maximum power delegable to a committee under the MGCL and is authorized to select and retain its own legal and financial advisors. The Conflicts Committee may act on any matter permitted by the MGCL if its minutes reflect that it first determined that the matter at issue was such that the exercise of independent judgment by the directors who are not Independent Directors could reasonably be compromised, provided that this condition shall not apply if the charter otherwise requires that the action shall be taken by the Conflicts Committee. If this condition is met but the matter cannot be delegated to a committee under the MGCL, both the board of directors and the Conflicts Committee must approve the matter. Any board action regarding Organization and Offering Expenses or the selection of an Independent Expert or the matters covered in any of Sections 5.9, 7.6, 8.1, 8.2, 8.4, 8.5, 8.6, 8.7, 8.8, 9.1, 9.8, 10.1, 11.1, 12.2 or 12.3 shall require the approval of a majority of the Conflicts Committee.~~

~~(b) The Conflicts Committee may create a subcommittee of the Conflicts Committee and delegate to the subcommittee any of the powers of the Conflicts Committee. The members of any such subcommittee shall serve at the pleasure of the Conflicts Committee.~~

~~Section 10.2. Voting by Conflicts Committee. For an action to be taken by the Conflicts Committee or a subcommittee thereof, the matter must be approved by (i) a majority of the directors present for the purposes of determining a quorum at a meeting at which a quorum is present or such higher threshold as required by the charter and (ii) a majority of the committee members not otherwise interested in the transaction.~~

~~Section 10.3. Meetings of Conflicts Committee. A meeting of the Conflicts Committee shall be held immediately following and at the same place as any meeting of the board of directors. Any notice of a meeting of the board of directors shall be deemed to be a notice of a meeting of the Conflicts Committee.~~

~~ARTICLE XI~~

~~STOCKHOLDERS~~

~~Section 11.1. Meetings of Stockholders. There shall be an annual meeting of the stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the bylaws, at which the directors shall be elected and any other proper business may be conducted. The annual meeting will be held on a date that is a reasonable period of time following the distribution of the Corporation’s annual report to stockholders but not less than 30 days after delivery of such report; the board of directors and the Conflicts Committee shall take reasonable efforts to ensure that this requirement is met. A plurality of all the votes cast at a meeting of stockholders at which a quorum is present may, without the necessity for concurrence by the board, vote to elect the directors. The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum. Special meetings of stockholders may be called in the manner provided in the bylaws, including by the president or by a majority of the directors or a majority of the Independent Directors, and shall be called by an officer of the Corporation upon written request of Common Stockholders holding in the aggregate not less than 10% of the outstanding shares entitled to be cast on any issue proposed to be considered at any such special meeting. Upon receipt of a written request stating the purpose of such special meeting, the Advisor shall provide all stockholders within 10 days of receipt of said request notice, whether in person or by mail, of a special meeting and the purpose of such special meeting to be held on a date not less than 15 days nor more than 60 days after the delivery of such notice. If the meeting is called by written request of stockholders as described in this Section 11.1, the special meeting shall be held at the time and place specified in the stockholder request; provided, however, that if none is so specified, at such time and place convenient to the stockholders.~~

Section 11.2.7.5. Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section ~~11.3. Business Combination Statute and Control Share Acquisition Statute. Notwithstanding any other provision of this charter or any contrary provision of law, (i) the Maryland Business Combination Statute, found in Title 3, Subtitle 6 of the MGCL, as amended from time to time, or any successor statute thereto, shall not apply to any “business combination” (as defined in Section 3-601(e) of the MGCL, as amended from time to time, or any successor statute thereto) between the Corporation and any Person; and (ii) the Maryland Control Share Acquisition Statute, found in Title 3, Subtitle 7 of the MGCL, as amended from time to time, or any successor statute thereto shall not apply to any acquisition of securities of the Corporation by any Person.~~7.6. Rights of Objecting Stockholders. Holders of shares of Capital Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL unless the board, upon the affirmative vote of a majority of the entire board, shall determine that such rights shall apply, with respect to all or any classes or series of Capital Stock, to a particular transaction or all transactions occurring after the date of such approval in connection with which holders of such shares of Capital Stock would otherwise be entitled to exercise such rights.

~~Section 11.4. Unsolicited Takeover Statute. The Corporation may not take advantage of any of the permissive provisions of Title 3, Subtitle I of the MGCL, as amended from time to time or any successor statute thereto.~~

~~Section 11.5. Voting Rights of Stockholders. The concurrence of the board shall not be required in order for the stockholders to remove directors or (to the extent permitted by the MGCL) to amend the charter or dissolve the corporation. Without the approval of a majority of the shares entitled to vote on the matter, the board of directors may not (a) amend the charter to adversely affect the rights, preferences and privileges of the Common~~

~~Stockholders; (b) amend charter provisions relating to director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (c) liquidate or dissolve the Corporation other than before the initial investment in property; (d) sell all or substantially all of the Corporation’s assets other than in the ordinary course of the Corporation’s business; or (e) cause the merger or reorganization of the Corporation.~~

~~Section 11.6. Voting Limitations on Shares Held by the Advisor, Directors and Affiliates. No shares of Common Stock may be transferred or issued to the Advisor, a director, or any Affiliate thereof unless such prospective stockholder agrees that it will not vote or consent on matters submitted to the stockholders regarding (a) the removal of such Advisor, director or any of its Affiliates or (b) any transaction between the Corporation and any such Advisor, director or any of its Affiliates. To the extent permitted by the MGCL, in determining the requisite percentage in interest of shares necessary to approve a matter on which the Advisor, a director and any of their Affiliates may not vote or consent, any shares owned by any of them shall not be included.~~

~~Section 11.7. Right of Inspection. Any stockholder and any designated representative thereof shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times and may inspect and copy any such records for a reasonable charge. Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be permitted upon reasonable notice and during normal business hours.~~

~~Section 11.8. Access to Stockholder List. An alphabetical list of the names, addresses and telephone numbers of the Common Stockholders of the Corporation, along with the number of shares of Capital Stock held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Corporation and shall be available for inspection by any Common Stockholder or the stockholder’s designated agent at the home office of the Corporation upon the request of the Common Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of such list shall be mailed to any Common Stockholder so requesting within 10 days of receipt by the Corporation of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper and in a readily readable type size (in no event smaller than 10-point type). The Corporation may impose a reasonable charge for expenses incurred in reproduction pursuant to the stockholder request. A Common Stockholder may request a copy of the Stockholder List in connection with matters relating to stockholders’ voting rights, the exercise of stockholder rights under federal proxy laws or for any other proper and legitimate purpose. If the Advisor or the board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor or the board, as the case may be, shall be liable to any Common Stockholder requesting the list for the costs, including reasonable attorneys’ fees incurred by that stockholder for compelling the production of the Stockholder List and for actual damages suffered by any Common Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the request for inspection or for a copy of the Stockholder List is to secure such list of stockholders or other information for the purpose of selling such list or copies thereof or using the same for a commercial purpose other than in the interest of the applicant as a stockholder relative to the affairs of the Corporation. The Corporation may require the stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the stockholder’s interest in the Corporation. The remedies provided hereunder to stockholders requesting copies of the Stockholder List are in addition to and shall not in any way limit other remedies available to stockholders under federal law or the laws of any state.~~

~~Section 11.9. Reports. The Corporation shall cause to be prepared and mailed or delivered to each Common Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held securities of the Corporation within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the initial public offering of its securities that shall include: (a) financial statements prepared in accordance with generally accepted accounting principles that are audited and reported on by independent certified public accountants; (b) the ratio of the costs of raising capital during the period to the capital raised; (c) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any~~

~~Affiliate of the Advisor by the Corporation, including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Corporation; (d) the Total Operating Expenses of the Corporation, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (e) a report from the Conflicts Committee that the policies being followed by the Corporation are in the best interests of its Common Stockholders and the basis for such determination; and (f) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Corporation and the Advisor, Sponsor, a director or any Affiliate thereof occurring in the year for which the annual report is made, and the Conflicts Committee shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions. The board of directors, including the Independent Directors, shall take reasonable steps to ensure that the requirements of this Section 11.9 are met. Such report may be delivered by any reasonable means, including by delivery of a written or electronic notice that indicates how the report may be accessed on the Corporation’s web address.~~

~~Section 11.10. Rights of Objecting Stockholders. Holders of shares of Capital Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL unless the board, upon the affirmative vote of a majority of the entire board, shall determine that such rights shall apply, with respect to all or any classes or series of Capital Stock, to a particular transaction or all transactions occurring after the date of such approval in connection with which holders of such shares of Capital Stock would otherwise be entitled to exercise such rights.~~ [Note: this Section 11.10 has been renumbered as Section 7.6.]

Section ~~11.11. Liability of Stockholders. The shares of Common Stock of the Corporation shall be non-assessable by the Corporation upon receipt by the Corporation of the consideration for which the board of directors authorized their issuance.~~

~~ARTICLE XII~~

~~LIABILITY OF DIRECTORS,~~

~~OFFICERS, ADVISORS AND OTHER AGENTSSection 12.1.~~7.7. Limitation of Director and Officer Liability. ~~Except as provided in Section 12.3, to~~To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Section ~~12.1,~~7.7, nor the adoption or amendment of any other provision of the charter or bylaws inconsistent with this Section ~~12.1,~~7.7, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.

Section ~~12.2. Indemnification.~~7.8. Authority to Declare Stock Dividends of Different Classes. Subject to any preferential rights in favor of any class of Preferred Stock, the board of directors, in accordance with Section 2-309(c)(5)(i) of the MGCL, is hereby specifically authorized to, at any time, cause the Corporation to declare and pay a dividend payable in shares of any one class or multiple classes of Capital Stock to the holders of shares of any other class or classes of Capital Stock without obtaining stockholder approval.

~~(a) Except as provided in Section 12.2(b) and Section 12.3, the Corporation shall to the maximum extent permitted by Maryland law in effect from time to time indemnify and pay or reimburse reasonable expenses in advance of the final disposition of a proceeding to (i) any individual who is a present or former director or officer of the Corporation; (ii) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his service in such capacity; or (iii) the Advisor or any of its Affiliates acting as an agent of the Corporation. The Corporation shall have the power with the approval of the board of directors to provide such indemnification and advancement of expenses to any employee or agent of the Corporation.~~

~~(b) Notwithstanding the foregoing, the Corporation shall not indemnify the directors or the Advisors or its Affiliates or any Person acting as a broker-dealer for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Corporation were offered or sold as to indemnification for violations of securities laws.~~

~~(c) No amendment of the charter or repeal of any of its provisions shall limit or eliminate the right of indemnification or advancement of expenses provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.~~

~~Section 12.3 Limitation on Exculpation and Indemnification. Notwithstanding the foregoing, the Corporation shall not provide for indemnification of the directors or the Advisor or its Affiliates for any liability or loss suffered by any of them, nor shall it exculpate any of them, unless all of the following conditions are met:~~

~~(1)~~	~~The directors or the Advisor or its Affiliates have determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.~~

~~(2)~~	~~The directors or the Advisor or its Affiliates were acting on behalf of or performing services for the Corporation.~~

~~(3)~~	~~Such liability or loss was not the result of:~~

~~(x)~~	~~negligence or misconduct by the directors (excluding the Independent Directors) or the Advisor or its Affiliates; or~~

~~(y)~~	~~gross negligence or willful misconduct by the Independent Directors.~~

~~(4)~~	~~Such indemnification or agreement to hold harmless is recoverable only out of the Corporation’s Net Assets and not from its stockholders.~~

~~In addition, to the extent that Maryland law permits exculpation or indemnification beyond that permitted by the NASAA REIT Guidelines, exculpation or indemnification shall be limited to that permitted by the NASAA REIT Guidelines.~~

~~Section 12.4. Limitation on Payment of Expenses. The Corporation shall pay or reimburse reasonable legal expenses and other costs incurred by the directors or the Advisors or its Affiliates in advance of the final disposition of a proceeding only if (in addition to the procedures required by the MGCL) all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation, (b) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) the directors or the Advisor or its Affiliates undertake to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, if it is ultimately determined that the particular indemnitee is not entitled to indemnification.~~

ARTICLE ~~XIII~~IX

AMENDMENT

~~Subject to Section 11.5, the~~The Corporation reserves the right from time to time to make any amendment to the charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding Capital Stock.

THIRD: The amendment and restatement of the charter of the Corporation as hereinabove set forth were duly advised by the board of directors and approved by the stockholder of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Section 7.1 of the foregoing amendment and restatement of the charter.

SEVENTH: The undersigned President acknowledges the foregoing amendment and restatement of the charter to be the corporate act of the Corporation and as to all matters and facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Wells Real Estate Investment Trust II, Inc., has caused the foregoing amendment and restatement of the charter to be signed in its name and on its behalf by its President and attested to by its Executive Vice President, Treasurer and Secretary on this      ~~20th~~ day of ~~November, 2003.~~            , 201_.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

By:	~~/s/ Leo F. Wells, III~~	(SEAL)
~~Leo F. Wells, III~~ E. Nelson Mills President
ATTEST

By:	~~/s/ Douglas P. Williams~~
Douglas P. Williams Executive Vice President, Treasurer and Secretary

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PROXY FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

Your Proxy Vote is important!

Please remember that you can Vote your Proxy via the PHONE or the INTERNET.

It Saves Money! Voting online or by phone saves postage costs, which can help minimize Wells REIT II expenses.

It Saves Time! Vote instantly online or by phone – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it in hand.

2. Call toll-free 1-888-218-4371, or go to the Website: http://www.wellsreitii.com/proxy

3. Follow the recorded or on-screen directions.

4. Unless you wish to change your vote, do not mail your Proxy Card if you vote by phone or internet.

Please detach at perforation before mailing.

PROXY	WELLS REAL ESTATE INVESTMENT TRUST II, INC. PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS – JULY 18, 2012 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	PROXY

The undersigned stockholder hereby appoints E. Nelson Mills, Douglas P. Williams, and Randall D. Fretz, and each of them, as proxy and attorney-in-fact, each with the power to appoint his substitute, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of WELLS REAL ESTATE INVESTMENT TRUST II, INC., to be held on July 18, 2012, and at any adjournments thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card. The undersigned acknowledges receipt of the notice of the Annual Meeting of Stockholders, the proxy statement, and the annual report.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. Unless the undersigned stockholder directs otherwise, this proxy will be voted “FOR” all nominees in Proposal 1 and “FOR” Proposals 2 and 3. The proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournments thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including but not limited to the power and authority to adjourn the meeting to a date not more than 120 days after the record date in the event that a quorum is not obtained by the July 18, 2012, meeting date.

Internet and telephone proxy authorization must be received by 1:30 p.m. (ET), July 18, 2012, in order for your votes to be certified in the final tabulation. In the event that the Annual Meeting is adjourned, Internet and telephone proxy authorizations must be received by the day the meeting is resumed.

VOTE VIA TELEPHONE: 1-888-218-4371
VOTE VIA THE INTERNET: http://www.wellsreitii.com/proxy
999 9999 9999 999

Note: Please sign exactly as your name appears on this proxy card. When shares of common stock are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Stockholder sign here	Date

Co-Owner sign here	Date

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Wells Real Estate Investment Trust II, Inc.

Stockholder Meeting to Be Held on July 18, 2012

You are receiving this communication because you hold shares in Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”). This is to inform you that the materials you should review before casting your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you in this packet and online. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement for this meeting and the 2011 Annual Report are available at: http://www.wellsreitii.com/proxy

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.

Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE YOUR PROXY BY TOUCH-TONE PHONE OR ONLINE. (See enclosed flyer for further instructions.)

PLEASE MARK VOTES AS IN THIS EXAMPLE:

Unless you direct otherwise, this submitted proxy will be voted as our board recommends.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2

AND 3 AS DESCRIBED IN THE PROXY STATEMENT.

1.	To vote for the election of directors:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Leo F. Wells, III	02. Douglas P. Williams	03. Charles R. Brown
	04. Richard W. Carpenter	05. Bud Carter	06. E. Nelson Mills	☐	☐	☐
	07. Neil H. Strickland	08. John L. Dixon	09. George W. Sands

To withhold authority to vote “FOR” any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee’(s) number(s) on the line below.

				FOR	AGAINST	ABSTAIN
2.	Proposal to approve an amendment and restatement of our charter:			☐	☐	☐

3.	Proposal to approve an adjournment of the Annual Meeting to solicit additional proxies if necessary:			☐	☐	☐

	YES	NO
I PLAN TO ATTEND THE ANNUAL STOCKHOLDER MEETING AT 1:30 PM ET ON JULY 18, 2012 IN JOHNS CREEK, GA.	☐	☐

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY